RECONSTITUTED SERVICING AGREEMENT

THIS RECONSTITUTED SERVICING AGREEMENT (THIS “AGREEMENT”), ENTERED INTO AS OF THE 1ST DAY OF JUNE, 2006 (THE “EFFECTIVE DATE”), BY AND AMONG THORNBURG MORTGAGE HOME LOANS, INC., A DELAWARE CORPORATION (“THORNBURG” OR THE “SELLER”), WASHINGTON MUTUAL BANK (FORMERLY KNOWN AS WASHINGTON MUTUAL BANK, FA), AS SERVICER (THE “SERVICER”), LASALLE BANK NATIONAL ASSOCIATION, AS TRUSTEE UNDER THE POOLING AND SERVICING AGREEMENT DEFINED BELOW (THE “TRUSTEE”), ON BEHALF OF THE TRUST DEFINED BELOW AND ACKNOWLEDGED BY WELLS FARGO BANK, N.A., AS MASTER SERVICER (THE “MASTER SERVICER”), RECITES AND PROVIDES AS FOLLOWS:

RECITALS

WHEREAS, the Seller has conveyed certain mortgage loans identified on Schedule I hereto (the “Mortgage Loans”) to Greenwich Capital Acceptance, Inc. (“GCA”), which in turn has conveyed the Mortgage Loans to the Trustee, on behalf of Zuni Mortgage Loan Trust 2006-OA1 (the “Trust”), under a trust pooling and servicing agreement dated as of June 1, 2006 (the “Pooling and Servicing Agreement”), among the Trustee, the Master Servicer, Wells Fargo Bank, N.A., as securities administrator, GCA, as depositor (referred to herein as the “Depositor”), Wilmington Trust Company, as Delaware trustee, and the Seller;

WHEREAS, the Mortgage Loans are currently being serviced by the Servicer pursuant to a Servicing Agreement between Greenwich Capital Financial Products, Inc. (“Greenwich”) and the Servicer, dated as of June 1, 2004 as amended by the Reg AB Amendment dated as of June 1, 2006 between Greenwich and Servicer (the “Servicing Agreement”), a copy of which is attached as Exhibit B hereto;

WHEREAS, the Mortgage Loans were purchased by the Seller from Greenwich pursuant to an Assignment, Assumption and Recognition Agreement dated as of June 23, 2006 by and among Greenwich, Servicer and Seller;

WHEREAS, the Master Servicer and any successor master servicer shall be obligated, among other things, to supervise the servicing of the Mortgage Loans on behalf of the Trustee, and shall have the right, under certain circumstances as set forth herein, to terminate the rights and obligations of the Servicer upon the occurrence and continuance of an unremedied Event of Default by the Servicer under this Agreement;

WHEREAS, the Seller and the Servicer desire that the provisions of the Servicing Agreement shall apply to the Mortgage Loans, but only to the extent provided herein and that this Agreement shall govern the Mortgage Loans for so long as such Mortgage Loans remain subject to the provisions of the Pooling and Servicing Agreement;

NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Seller and the Servicer hereby agree as follows:

AGREEMENT

1.

Definitions.  Capitalized terms used and not defined in this Agreement, including Exhibit A hereto, shall have the meanings ascribed to such terms in the Servicing Agreement, unless otherwise modified herein.

2.

Trust Cut-off Date.  The parties hereto acknowledge that by operation of Section 3.1 of the Servicing Agreement, the remittance on July 18, 2006 to the Trust is to include principal due after June 1, 2006 (the “Trust Cut-off Date”) plus interest at the Net Rate due on the related Due Date exclusive of any portion thereof allocable to a period prior to the Trust Cut-off Date.

3.

Assignment and Assumption.  From and after the Effective Date, the Trust agrees to be bound as “Owner” by all of the terms, covenant, obligations and conditions under the Servicing Agreement, as modified herein, with respect to the Mortgage Loans other than with respect to any terms, covenants, obligations or conditions applicable to the “Owner” that arose prior to the Effective Date.

4.

Servicing.  The Servicer agrees, with respect to the Mortgage Loans, to perform and observe the duties, responsibilities and obligations that are to be performed and observed under the provisions of the Servicing Agreement, except as otherwise provided herein and on Exhibit A hereto, and that the provisions of the Servicing Agreement, as so modified, are and shall be a part of this Agreement to the same extent as if set forth herein in full.  The servicing fee for each Mortgage Loan is 0.375%.

5.

Master Servicing; Reports and Assessments; Termination of Servicer.  The Servicer shall be subject to the supervision of the Master Servicer, which Master Servicer shall be obligated to ensure that the Servicer services the Mortgage Loans in accordance with the provisions of this Agreement.  The Master Servicer, acting on behalf of the Trustee, which is acting on behalf of the Trust, the owner of the Mortgage Loans, shall have the same rights as the Owner under the Servicing Agreement to enforce the obligations of the Servicer under the Servicing Agreement.  A copy of all assessments, attestations, reports and certifications required to be delivered by the Servicer under this Agreement and the Servicing Agreement shall be delivered to the Master Servicer, and where such documents are required to be addressed to any party other than the Servicer, such addressee(s) shall include the Master Servicer and the Master Servicer shall be entitled to rely on such documents.  The Master Servicer shall be entitled to terminate the rights and obligations of the Servicer under this Agreement upon an unremedied Event of Default, as provided in Section 6.1 of the Servicing Agreement.  Notwithstanding anything herein to the contrary, in no event shall the Master Servicer assume any of the obligations of the Owner under the Servicing Agreement prior to the Effective Date; it being understood that the Trust shall remain primarily liable for all obligations of “Owner” pursuant to the Servicing Agreement and this Agreement as of the Effective Date.  The parties to the Pooling and Servicing Agreement agree that the Master Servicer shall be entitled to all of the rights, protections and limitations of liability afforded to the Master Servicer under the Pooling and Servicing Agreement.  All parties herein acknowledge and agree that the Servicer shall not be obligated to defend and indemnify and hold harmless the Master Servicer, the Trustee, the Trust and the Seller against any losses, damages, penalties, fines, forfeitures, judgments and any related costs including, without limitation, reasonable and necessary legal fees, resulting from (i) actions or inactions of the Servicer which were taken or omitted upon the instruction or direction of the Master Servicer or Trustee, as applicable, or (ii) the failure of the Master Servicer or the Trustee, as applicable, to perform the obligations of the Owner with respect to the Servicing Agreement and this Agreement.

6.

Representations.

(a)

The Trust warrants and represents to, and covenants with, the Seller and the Servicer that as of the date hereof;

(i)

The Trust is a legal entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, and the Trust has all requisite power and authority to acquire and own the Mortgage Loans;

(ii)

The Trust has full corporate power and authority to execute, deliver and perform its obligations under this Agreement, and to consummate the transactions set forth herein.  The consummation of the transactions contemplated by this Agreement is in the ordinary course of the Trust’s business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of the Trust’s charter or by-laws or any legal restriction, or any material agreement or instrument to which the Trust is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Trust or its property is subject.  The execution, delivery and performance by the Trust of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on part of the Trust.  This Agreement has been duly executed and delivered by the Trust and, upon the due authorization, execution and delivery by the Trustee on behalf of the Trust, will constitute the valid and legally binding obligation of the Trust enforceable against the Trust in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law; and

(iii)

No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by the Trust in connection with the execution, delivery or performance by the Trust of this Agreement, or the consummation by it of the transactions contemplated hereby.

(b)

All of the representations and warranties of the Servicer contained in Section 5.7 of the Servicing Agreement are true and correct as of the date of this Agreement.

7.

Indemnification.  The Trust shall indemnify the Servicer and hold it harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable  and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that the Servicer may sustain in any way related to (a) actions or inactions of the Servicer which were taken or omitted upon the instruction or direction of the Trustee or Master Servicer, as applicable, or (b) the failure of the Trustee or the Master Servicer, as applicable, to perform the Trust’s or Trustee’s obligations under the Servicing Agreement and this Agreement.

8.

Notices.  All notices, consents, certificates and other communications required to be delivered between or among the parties hereto (including any third party beneficiary thereof) or required to be provided to the Trust, the Trustee or the Master Servicer, on behalf of the Trustee, shall be in writing, may be in the form of facsimile or electronic transmission, and shall be deemed received or given when mailed first-class mail, postage prepaid, addressed to each other party at its address specified below or, if sent by facsimile or electronic mail, when facsimile or electronic confirmation of receipt by the recipient is received by the sender of such notice.  Each party may designate to the other parties in writing, from time to time, other addresses to which notices and communications hereunder shall be sent.  All notices and other written information required to be delivered to the Master Servicer under this Agreement shall be delivered to the Master Servicer at the following address:

Wells Fargo Bank, N.A.

9062 Old Annapolis Road

Columbia, Maryland  21045-1951

Attention:  Master Servicing Department, Zuni 2006-OA1

Telephone: (410) 884-2000

Telecopier: (410) 715-2380

All remittances required to be made to the Master Servicer under this Agreement shall be made to the following wire account:

Wells Fargo Bank, N.A.

San Francisco, CA

ABA# 121-000-248

Account Name: SAS Clearing

Account No. 3970771416

FFC:  50927300; Zuni 2006-OA1

All notices and other written information required to be delivered to the Trust or Trustee hereunder shall be delivered to the Trustee at the following address:

LaSalle Bank National Association

135 South LaSalle Street, Suite 1635

Chicago, IL 60603

Attention:  Zuni 2006-OA1

Telephone: (312) 992-1743

Facsimile: (312) 904-1368

All notices and other written information required to be delivered to the Seller hereunder shall be delivered to it at the following address:

Thornburg Mortgage Home Loans, Inc.

150 Washington Avenue, Suite 302

Santa Fe, New Mexico  87501

Attention: Deborah Burns (Zuni 2006-OA1)

Telephone: (505) 954-5315

Facsimile:  (505) 989-8156

All notices and written information required to be delivered to the Servicer hereunder shall be delivered to the Servicer at the following address:

Washington Mutual Bank

11200 W. Parkland Ave.

Milwaukee, Wisconsin 53224

Attention:  Vice President, Investor Reporting

Telephone:  (414) 359-5431

Facsimile:  (414) 359-5327

9.

Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ITS CHOICE OF LAW RULES EXCEPT FOR SECTION 5-1401 OF THE GENERAL OBLIGATION LAW, WHICH SHALL APPLY HERETO.

10.

Counterparts.  This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all of which counterparts shall together constitute but one and the same instrument.

11.

REMIC Status.  The Servicer is hereby notified, and the Servicer hereby acknowledges such notice, that the Mortgage Loans will be held in a securitization pursuant to which a REMIC election will be made.

12.

Limitation of Liability:  It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by Trustee, not individually or personally but solely as the Trustee of the Trust, in the exercise of the powers and authority conferred and vested in it, (b) the representations, warranties, covenants, undertakings and agreements herein made on the part of the Trustee are made and intended not as personal representations, undertakings and agreements by Trustee but are made and intended for the purpose of binding only the Trust and the Trust is bound to such representations, warranties, covenants, undertakings and agreements, (c) nothing herein contained shall be construed as creating any liability on Trustee, individually or personally, to perform any covenant either expressly or implied contained herein, all such liability, if any, being expressly waived by the parties who are signatories to this Agreement and by any person claiming by, through or under such parties and (d) under no circumstances shall Trustee be personally liable for payment of any indemnity, indebtedness, fees or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by or on behalf of the Trust under this Agreement; provided, however, it is understood and acknowledged by the Trustee and the Trust that the Trust shall remain primarily liable for all obligations, representations, warranties, covenants, undertakings and agreements of “Owner” set forth in the Servicing Agreement and this Agreement.

Executed as of the day and year first above written.

THORNBURG MORTGAGE HOME LOANS, INC.,

as Seller

By:   /s/    Deborah J. Burns

Name:  Deborah J. Burns

Title:  Senior Vice President

WASHINGTON MUTUAL BANK

as Servicer

By:

Name:

Title:

LASALLE BANK NATIONAL ASSOCIATION,

not individually but solely as Trustee on behalf of Zuni Mortgage Loan Trust 2006-OA1-

The Trust

By:

Name:

Title:

Acknowledged By:

WELLS FARGO BANK, N.A.,

as Master Servicer

By:____________________________

Name:

Title:

EXHIBIT A

Modifications to the Servicing Agreement

1.

The provisions of the Servicing Agreement shall be applicable to the Mortgage Loans, except as modified herein.

2.

The definition of “Business Day” in Article 1 is hereby amended as follows:

Business Day:  Any day other than (a) a Saturday or Sunday or (b) a day on which banking and savings and loan institutions in the States of California, Delaware, New York, Maryland, Minnesota, Illinois, Texas, Iowa or any other state in which the Servicer operates are authorized or obligated by law or executive order to be closed.

3.

Section 2. 4 (Establishment of Account; Deposits in Account) is hereby amended by replacing the phrase “in trust for Greenwich Capital Financial Products, Inc., as Owner, and any successor Owner” in the first paragraph with the phrase “ in trust for LaSalle Bank National Association, as Trustee, on behalf of Zuni Mortgage Loan Trust 2006-OA1”

4.

Section 2.5 (Permitted Withdrawals From the Account) is hereby amended by adding to the end of (v) the following:

provided Servicer shall deliver an Officer’s Certificate to Master Servicer certifying it has determined in good faith that it is a Nonrecoverable Advance.

5.

Section 2.6 (Establishment of Escrow Account; Deposits in Escrow Account) is hereby amended by deleting the language “in trust for Greenwich Capital Financial Products, Inc., as Owner and any successor Owner, and certain Mortgagors in the first paragraph and replacing it with the phrase “in trust for LaSalle Bank National Association, as Trustee, on behalf of Zuni Mortgage Loan Trust 2006-OA1”

6.

Section 2.12 (Title, Management and Disposition of Real Estate Owned) is hereby amended by deleting subsection (a) and replacing it with the following:

In the event that title to the Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be taken in the name of the Trust.

7.

Section 3.2 (Reports) is hereby amended by:

(i)

replacing “On or before each Monthly Remittance Date” with “On or before the tenth (10th) day of each month or, if the tenth (10th) day of the month is not a Business Day, the next succeeding Business Day” in the first line of (a); and

(ii)

by adding the following paragraph at the end of (a):

Servicer agrees to include in its monthly report the information required by Exhibit C hereto in a format reasonably acceptable to the Master Servicer and Servicer.

8.

New Section 7.3 (Termination of Rights and Obligations) is hereby added to read as follows:

All rights and obligations of the Master Servicer and the Trustee hereunder (other than the right to indemnification and the indemnification obligations) shall terminate upon termination of the Trust pursuant to the Pooling and Servicing Agreement.

EXHIBIT B

Servicing Agreement

EXHIBIT C

Reporting Formats

SCHEDULE I

Mortgage Loan Schedule

(delivered to the Trustee in electronic format)

EXECUTION VERSION

SERVICING AGREEMENT

By and Between

WASHINGTON MUTUAL BANK, FA

(Servicer)

and

GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.

(Owner)

Dated as of June 1, 2004

Residential First Lien Mortgage Loans

Schedule/Schedule Flow Delivery Program

TABLE OF CONTENTS

Page

ARTICLE 1. DEFINITIONS

1

ARTICLE 2. ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

7

Section 2.1.

Identification of Mortgage Loans; Servicer to Act as Servicer

7

Section 2.2.

Liquidation of Mortgage Loans

9

Section 2.3.

Collection of Mortgage Loan Payments

10

Section 2.4.

Establishment of Account; Deposits in Account

10

Section 2.5.

Permitted Withdrawals from the Account

12

Section 2.6.

Establishment of Escrow Account; Deposits in Escrow Account; Escrow Analysis

12

Section 2.7.

Permitted Withdrawals from the Escrow Account

13

Section 2.8.

Payment of Taxes, Insurance and Other Charges

13

Section 2.9.

Transfer of Accounts

14

Section 2.10.

Maintenance of Hazard Insurance

14

Section 2.11.

Fidelity Bond; Errors and Omissions Insurance

15

Section 2.12.

Title, Management and Disposition of Real Estate Owned

16

Section 2.13.

Application of Proceeds of Insurance to Repair or Restoration

17

Section 2.14.

Inspections

18

Section 2.15.

Maintenance of Primary Mortgage Insurance Policies; Collections Thereunder

18

Section 2.16.

Monthly Advances by the Servicer

18

Section 2.17.

Compliance With REMIC Provisions

19

Section 2.18.

Owner to Cooperate; Release of Collateral Files

19

ARTICLE 3. PAYMENTS TO THE OWNER

20

Section 3.1.

Distributions

20

Section 3.2.

Reports

21

Section 3.3.

Delinquency and Foreclosure Statements

22

ARTICLE 4. GENERAL SERVICING PROCEDURE; COVENANTS; REPRESENTATIONS

AND WARRANTIES

22

Section 4.1.

Assumption Agreements

22

Section 4.2.

Satisfaction of Mortgages and Release of Collateral Files

23

Section 4.3.

Servicing Compensation

24

Section 4.4.

Statements as to Compliance

25

Section 4.5.

Annual Independent Public Accountants’ Servicing Report

25

Section 4.6.

Owner’s Right to Examine Servicer Records, etc

26

Section 4.7.

Cooperation

26

Section 4.8.

Consents and Approvals

26

ARTICLE 5. THE SERVICER

26

Section 5.1.

Indemnification; Third Party Claims

26

Section 5.2.

Servicer Covenants; Merger or Consolidation of the Servicer

27

Section 5.3.

Limitation on Liability of the Servicer and Others

28

Section 5.4.

Servicer Not to Resign

28

Section 5.5.

Transfer of Servicing

29

Section 5.6.

Transfer of Mortgage Loans

29

Section 5.7.

Representations and Warranties of the Servicer

29

ARTICLE 6. DEFAULT

30

Section 6.1.

Events of Default

30

Section 6.2.

Waiver of Defaults

32

Section 6.3.

Survival of Certain Obligations and Liabilities of the Defaulted Servicer

32

ARTICLE 7. TERMINATION

32

Section 7.1.

Termination of Agreement

32

Section 7.2.

Termination of the Servicer Upon Unremedied Event of Default

32

ARTICLE 8. WHOLE LOAN TRANSFERS AND PASS-THROUGH TRANSFERS

33

Section 8.1.

Whole-Loan Transfers or Pass-Through Transfers

33

Section 8.2.

Designation of a Master Servicer

34

Section 8.3.

Servicer’s Purchase Right

35

ARTICLE 9. MISCELLANEOUS PROVISIONS

36

Section 9.1.

Successor to the Servicer

36

Section 9.2.

Amendment

36

Section 9.3.

Recordation of Agreement; Perfection of Security Interest; Further Assurances

37

Section 9.4.

Duration of Agreement

37

Section 9.5.

Governing Law

37

Section 9.6.

General Interpretive Principles

37

Section 9.7.

Reproduction of Documents

38

Section 9.8.

Notices

38

Section 9.9.

Severability of Provisions

39

Section 9.10.

Exhibits and Schedules

39

Section 9.11.

Counterparts; Successors and Assigns

39

Section 9.12.

Effect of Headings

39

Section 9.13.

Other Agreements Superseded; Entire Agreement

39

Section 9.14.

Attorneys’ Fees

39

Section 9.15.

Confidential Information

40

DESCRIPTION OF ATTACHMENTS

Exhibit A

FORM OF REQUEST FOR RELEASE OF DOCUMENTS AND RECEIPT

Exhibit B

ACCOUNT LETTER AGREEMENT

Exhibit C

ESCROW ACCOUNT LETTER AGREEMENT

Exhibit D

FORM OF OFFICER’S CERTIFICATE

SERVICING AGREEMENT

This SERVICING AGREEMENT (this "Agreement") dated as of June 1, 2004, is between Washington Mutual Bank, FA, a savings bank organized under the laws of the United States, in its capacity as servicer (the "Servicer""), and Greenwich Capital Financial Products, Inc., a Delaware corporation, and its successors and assigns, in its capacity as owner (the "Owner").

PRELIMINARY STATEMENT

WHEREAS, pursuant to that certain Mortgage Loan Purchase and Sale Agreement of even date herewith among the Servicer, Washington Mutual Bank fsb and Washington Mutual Bank, each as a seller (the "Sellers") and the Owner as purchaser (the "Purchase Agreement"), and in reliance upon the representations, warranties and covenants of the Servicer contained herein and of the Sellers contained in the Purchase Agreement, the Owner has agreed to purchase from the Sellers, and the Sellers have agreed to sell to the Owner, without recourse and on a servicing-retained basis, certain residential, first lien mortgage loans;

WHEREAS, the Servicer has agreed to act as Servicer and, on behalf of each of the Sellers as agent and subservicer, to service such mortgage loans for the Owner from and after the purchase by the Owner of such mortgage loans; and

WHEREAS, the Servicer and the Owner desire to prescribe the terms and conditions regarding the management, servicing, and control of the mortgage loans purchased by the Owner pursuant to the Purchase Agreement;

NOW, THEREFORE, in consideration of the mutual agreements and covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Servicer and the Owner agree as follows:

ARTICLE 1.

DEFINITIONS

Capitalized terms used in this Agreement shall have the meanings specified in the Purchase Agreement, except that, whenever used herein, the following words and phrases shall have the following meanings, unless the context otherwise requires:

Acceptable Servicing Procedures: The procedures, including prudent collection and loan administration procedures, and the standard of care employed by prudent mortgage servicers that service mortgage loans of the same type as the Mortgage Loans in the jurisdictions in which the related Mortgaged Properties are located. Such standard of care shall not be lower than that the Servicer customarily employs and exercises in servicing and administering similar mortgage loans for its own account and shall be in full compliance with all applicable federal, state and local laws, ordinances, rules and regulations.

Account: The account or accounts created and maintained pursuant to Section 2.4 of this Agreement.

Agreement: This Servicing Agreement, including all exhibits and schedules hereto, and all amendments hereof and supplements hereto.

Applicable Requirements: With respect to each Mortgage Loan, (i) the terms of the related Mortgage and Mortgage Note, (ii) the federal, state and local laws, statutes, rules, regulations, ordinances, standards, requirements, administrative rulings, orders and processes pertaining to such Mortgage Loan, including but not limited to those pertaining to the processing, origination and servicing of the Mortgage Loan, (iii) the requirements of the Owner as set forth in this Agreement and (iv) Acceptable Servicing Procedures.

BIF: The Bank Insurance Fund.

Business Day: Any day other than (i) a Saturday or Sunday, or (ii) a day on which banking or savings and loan institutions are authorized or obligated by law or executive order to be closed in the State of New York, the State of Washington or any state in which the Servicer operates.

Certification Cure Deadline: The date occurring fifteen (15) days after the date on which written notice of the Servicer’s failure to duly perform its obligations under Sections 4.4 and 4.5 shall have been given to the Servicer by the Owner, or if the related Mortgage Loans are subject to securitization and the registrant (or its agent) has obtained an extension to the Securities and Exchange Commission filing deadline for the related 10-K, the date occurring five (5) days prior to the extended filing deadline.

Code: The Internal Revenue Code of 1986, as amended from time to time, or any successor statute thereto.

Compensating Interest Cap: An amount equal to 1/12 of the sum of:

(i)

the aggregate Unpaid Principal Balance of all (A) fixed rate Mortgage Loans and (B) Hybrid ARM Loans that bear interest at the initial fixed rate (other than 3/1 Hybrid ARM Loans), multiplied by 0.25%, and

(ii)

the aggregate Unpaid Principal Balance of all (A) ARM Loans, (B) Hybrid ARM Loans that bear interest at an adjustable rate and (C) 3/1 Hybrid ARM Loans, multiplied by 0.375%.

Condemnation Proceeds: All awards or settlements in respect of a taking of all or part of a Mortgaged Property by exercise of the power of eminent domain or condemnation.

Cut-off Date: With respect to any Mortgage Loan purchased on a Closing Date, the cutoff date specified in the Commitment Letter relating to the purchase and sale of the related Loan Pool.

Defaulted Servicer: As defined in Section 6.1.

Determination Date: The thirteenth (13th) day of each month (or if such day is not a Business Day, the next Business Day), commencing in the month following the end of the calendar month in which the initial Cut-off Date occurs. A Determination Date is related to a Monthly Remittance Date if such Determination Date and such Monthly Remittance Date occur in the same calendar month.

Disclosure Document: As defined in Section 8.1(d).

Due Date: With respect to any Mortgage Loan, the day of the month on which Monthly Payments on such Mortgage Loan are due, exclusive of any days of grace, which day shall be the first day of the month unless otherwise specified on the related Mortgage Loan Schedule.

Due Period: With respect to any Mortgage Loan, the period beginning on the first day of any month and ending on the last day of such month.

Eligible Account: An account or accounts maintained with a Qualified Depository.

Escrow Account: The separate account or accounts created and maintained pursuant to Section 2.6.

Escrow Payments: The amounts constituting ground rents, taxes, assessments, water rates, sewer rents, municipal charges, Primary Mortgage Insurance Policy premiums, if any, fire and hazard insurance premiums, condominium charges and other payments required to be escrowed by the Mortgagor with the mortgagee pursuant to any Mortgage Loan.

Event of Default: Any one of the conditions or circumstances enumerated in Section 6.1.

Fannie Mae: Fannie Mae (formerly known as the Federal National Mortgage Association) and any successor thereto.

FDIC: The Federal Deposit Insurance Corporation or any successor thereto.

Fidelity Bond: A fidelity bond to be obtained by the Servicer pursuant to Section 2.11.

Final Recovery Determination: With respect to any defaulted Mortgage Loan or any REO Property, a determination made by the Servicer that all related Condemnation Proceeds, Insurance Proceeds, Liquidation Proceeds and other payments or recoveries that the Servicer, in its reasonable good faith judgment, expects to be finally recoverable have been so recovered. The Servicer shall maintain records, prepared by a servicing officer of the Servicer, of each Final Recovery Determination.

GAAP: Generally Accepted Accounting Principles, as promulgated by the Financial Accounting Standards Board from time to time.

Indemnified Party: As defined in Section 8.1(d).

Indemnitee: As defined in Section 4.4(c).

Initial Closing Date: June 11, 2004.

Insurance Proceeds: Proceeds of any Primary Mortgage Insurance Policy, title policy, hazard insurance policy or any other insurance policy covering a Mortgage Loan or the related Mortgaged Property, including any amounts required to be deposited in the Account pursuant to Section 2.10, to the extent such proceeds are not to be applied to the restoration of the related Mortgaged Property or released to the Mortgagor in accordance with Applicable Requirements.

Late Collections: With respect to any Mortgage Loan, all amounts received during any Due Period, whether as late payments of Monthly Payments, or as Insurance Proceeds, Liquidation Proceeds, Condemnation Proceeds or otherwise, which amounts represent late payments or collections of Monthly Payments due but delinquent for a previous Due Period and not previously recovered.

Liquidation Proceeds: Cash received in connection with (i) the liquidation of a defaulted Mortgage Loan (whether through the sale or assignment of the Mortgage Loan, trustee’s sale, foreclosure sale or otherwise) or (ii) the sale of the Mortgaged Property, if the Mortgaged Property is acquired in satisfaction of the Mortgage.

Management Assertion: As defined in Section 4.5.

Master Servicer: As defined in Section 8.2(a).

Master Servicing Agreement: As defined in Section 8.2(a).

Monthly Advance: The aggregate of the advances made by the Servicer on any Monthly Remittance Date pursuant to Section 2.16(a).

Monthly Remittance Date: The eighteenth (18th) day of each month (or if such day is not a Business Day, the next Business Day) commencing in the month following the end of the calendar month in which the initial Cut-off Date occurs. A Determination Date is related to a Monthly Remittance Date if such Determination Date and such Monthly Remittance Date occur in the same calendar month.

Moody’s: Moody’s Investors Service, Inc. or any successor thereto.

Mortgage Interest Rate: With respect to each Mortgage Loan, the annual rate at which interest accrues on such Mortgage Loan.

Net Rate: With respect to each Mortgage Loan, the annual rate at which interest thereon shall be remitted to the Owner (in each case computed on the basis of a 360-day year consisting of twelve 30-day months), which annual rate shall be equal to the Mortgage Interest Rate less the Servicing Fee Rate.

Nonrecoverable Advance: Any portion of any Servicing Advance or Monthly Advance previously made or proposed to be made in respect of a Mortgage Loan by the Servicer hereunder that the Servicer determines in its good faith judgment will not be ultimately recoverable from Late Collections.

Officer’s Certificate: A certificate signed by a Vice President or other authorized officer and delivered to the Owner as required by this Agreement.

Opinion of Counsel: A written opinion of counsel, who may be an employee of the Servicer, reasonably acceptable to the Owner.

OTS: The Office of Thrift Supervision, or any successor thereto.

Owner: Greenwich Capital Financial Products, Inc., a Delaware corporation, and any successor owner of any of the Mortgage Loans.

Pass-Through Transfer: The sale or transfer of some or all of the Mortgage Loans by the Owner to a trust to be formed as part of a publicly issued or privately placed mortgage backed securities transaction.

Permitted Investments: Any one or more of the following obligations or securities:

(i)

direct obligations of, or obligations fully guaranteed as to principal and interest by, the United States or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States;

(ii)

repurchase obligations with respect to any security described in clause (i) above, provided that the unsecured long-term obligations of the party agreeing to repurchase such obligations are at the time rated by S&P or Moody’s in one of its two highest rating categories;

(iii)

federal funds, certificates of deposit, time deposits, and bankers’ acceptances of any bank or trust company incorporated under the laws of the United States or any state, provided that the long-term debt obligations of such bank or trust company (or, in the case of the principal bank in a bank holding company system, the long-term debt obligations of the bank holding company) at the date of acquisition thereof have been rated by S&P or Moody’s in one of its two highest rating categories; and

(iv)

commercial paper of any corporation incorporated under the laws of the United States or any state thereof that on the date of acquisition has been rated by S&P or Moody’s in its highest short-term rating category.

Portfolio Loans: As defined in Section 8.3.

Prepayment Charge: With respect to any Mortgage Loan, the prepayment premium or charge, if any, required under the terms of the related Mortgage Note to be paid in connection with a Principal Prepayment in Full or a Principal Prepayment in Part, to the extent permitted by applicable law.

Primary Mortgage Insurance Policy: With respect to each Mortgage Loan, the policy of primary mortgage insurance (including all endorsements thereto) issued with respect to such Mortgage Loan, if any, or any replacement policy.

Prime: As of any date of determination, the annual interest rate, adjusted daily, published from time to time in The Wall Street Journal (Western Edition) as the "PRIME RATE" in the "MONEY RATES" section. In the event that more than one such rate is specified, "Prime" shall mean the greatest of such rates.

Principal Prepayment: Any payment or other recovery of principal in full ( a "Principal Prepayment in Full") or in part (a "Principal Prepayment in Part") of the then-outstanding principal on a Mortgage Loan (other than Condemnation Proceeds, Insurance Proceeds, and Liquidation Proceeds) that is received in advance of its scheduled Due Date and not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment. The term "Principal Prepayment" shall not refer to any related Prepayment Charge.

Purchase Agreement: That certain Mortgage Loan Purchase and Sale Agreement of even date herewith among Washington Mutual Bank, FA, Washington Mutual Bank fsb and Washington Mutual Bank as the sellers and the Owner as the purchaser.

Qualified Depository: Any of the following: (i) a depository, the long-term unsecured debt obligations of which are rated by Moody’s or S&P (or a comparable rating agency) in one of its three highest rating categories, (ii) the corporate trust department of a national bank, (iii) a depository that fully insures the Account and the Escrow Account with insurance provided by the FDIC, or (iv) the Servicer.

REMIC: A "real estate mortgage investment conduit" within the meaning of Section 860D of the Code.

REMIC Provisions: Provisions of the federal income tax law relating to REMICs, which appear at Section 860G of Subchapter M of Chapter 1 of the Code and related provisions, and regulations promulgated thereunder, as in effect from time to time.

REO Management Fee: With respect to each REO Property, an amount equal to $1,000.

REO Property: A Mortgaged Property acquired in foreclosure or by deed in lieu of foreclosure, as described in Section 2.12.

SAIF: The Savings Association Insurance Fund.

S&P: Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc., or its successor in interest.

Servicer: Washington Mutual Bank, FA, a savings bank organized under the laws of the United States, or its permitted successor in interest, or any successor to the Servicer under this Agreement appointed as herein provided.

Servicer’s Information: As defined in Section 8.1(d).

Servicing Advances: All customary, reasonable, and necessary "out of pocket" costs and expenses, including reasonable attorneys’ fees and disbursements, incurred by the Servicer in the performance of its servicing obligations hereunder, including, without limitation, costs related to (i) the preservation, restoration, and protection of the Mortgaged Property, (ii) any enforcement or judicial proceedings, including foreclosures, (iii) the management and liquidation of the Mortgaged Property if the Mortgaged Property is acquired in satisfaction of the Mortgage and (iv) Servicer’s compliance with the obligations set forth in Sections 2.2, 2.3, 2.8, 2.10, 2.12 and 2.15 of this Agreement.

Servicing Fee: With respect to each Mortgage Loan, the amount of the annual fee payable to the Servicer pursuant to Section 4.3 as compensation for servicing and administering such Mortgage Loan. Such fee shall, for a period of one full month, be equal to one-twelfth of the product of (i) the related Servicing Fee Rate, multiplied by (ii) the outstanding Unpaid Principal Balance of such Mortgage Loan. Such fee shall be payable monthly and shall be computed on the basis of the same principal amount and period respecting which any related interest payment on such Mortgage Loan is computed.

Transferred Loans: As defined in Section 8.3.

USAP: As defined in Section 4.5.

Whole Loan Transfer: Any sale or transfer of some or all of the Mortgage Loans by the Owner to a third party, which sale or transfer is not a Pass-Through Transfer.

ARTICLE 2.

ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

Section 2.1.

Identification of Mortgage Loans; Servicer to Act as Servicer

(a)

From each Closing Date, the Servicer, as independent contract servicer, shall commence servicing and administering the Mortgage Loans purchased by the Owner on such Closing Date. Such servicing shall be in accordance with this Agreement and Acceptable Servicing Procedures, and, except as otherwise expressly provided in this Agreement, the Servicer shall have full power and authority, acting alone, to do any and all things in connection with such servicing and administration that the Servicer may deem necessary or desirable and consistent with the terms of this Agreement, including, without limitation, all action permitted or required to be taken under any related Primary Mortgage Insurance Policy. In servicing and administering the Mortgage Loans, the Servicer shall employ Acceptable Servicing Procedures, except that the Servicer shall employ the procedures set forth in this Agreement whenever the Acceptable Servicing Procedures conflict with the requirements under this Agreement (provided that in no event shall the Servicer act in conflict with any applicable federal, state and local laws, ordinances, rules or regulations). The Servicer shall at all times act in the best interests of the Owner in performing hereunder.

(b)

The documents comprising the Collateral File and the Credit File with respect to each Mortgage Loan serviced hereunder and that are delivered to the Servicer, together with all other documents with respect to each such Mortgage Loan that are prepared by or that come into the possession of the Servicer, shall immediately vest in the Owner and shall be held and maintained in trust by the Servicer at the will of the Owner and in a custodial capacity only for the sole purpose of servicing or supervising the servicing of the related Mortgage Loans. The documents comprising each Collateral File and each Credit File and all related documents that come into the possession of the Servicer and are so held by the Servicer shall be appropriately marked to clearly reflect the ownership interest of the Owner in such Collateral File and Credit File and related documents. The Servicer shall release its custody of any such documents only in accordance with written instructions from the Owner, unless such release is required as incidental to the Servicer’s servicing of the Mortgage Loans or is in connection with a repurchase or substitution of any Mortgage Loan pursuant to Section 3.3 of the Purchase Agreement.

(c)

Subject to Section 2.17 of this Agreement, the Servicer may waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if, in the Servicer’s reasonable and prudent determination, such waiver, modification, variation, postponement or indulgence is in the best interests of the Owner; provided, however, that the Servicer shall not permit any modification with respect to any Mortgage Loan that would change the Mortgage Interest Rate, defer or forgive the payment of any principal or interest payments, reduce the outstanding principal amount (except for actual payments of principal) or extend the related Maturity Date (unless the Mortgagor is in default with respect to the Mortgage Loan or such default is, in the judgment of the Servicer, imminent and the Servicer has obtained the prior written consent of the Owner). Without limiting the generality of the foregoing, the Servicer is hereby authorized and empowered to execute and deliver on behalf of itself and the Owner all instruments of satisfaction, cancellation, full release, or partial release or discharge, and all other comparable instruments with respect to the Mortgage Loans and the Mortgaged Properties. If reasonably required by the Servicer, the Owner shall furnish the Servicer with any powers of attorney and other documents necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties under this Agreement.

(d)

As to each ARM Loan, the Servicer shall make periodic Mortgage Interest Rate and Monthly Payment adjustments, as applicable, and execute and deliver all appropriate notices regarding the same, in strict compliance with Applicable Requirements. The Servicer shall establish procedures to monitor the Index in order to ensure that it uses the appropriate value for the Index in determining an interest rate change. If the Servicer fails to make a timely and correct Mortgage Interest Rate adjustment or Monthly Payment adjustment, the Servicer shall use its own funds to satisfy any shortage in the Mortgagor’s Monthly Payment for so long as such shortage continues. In the event the Index, as specified in the related Mortgage Note, becomes unavailable for any reason, the Servicer shall select an alternative index based on comparable information, in accordance with the terms of the Mortgage Note, and such alternative index shall thereafter be the Index for such Mortgage Loan. In such event, the Servicer shall also determine a new Gross Margin. The new Gross Margin shall be the difference between (x) the average of the original Index for the most recent three-year period that ends on the last date the original Index was available plus the Gross Margin on the last date the original Index was available and (y) the average of the new Index for the most recent three-year period that ends on that date (or if not available for such three-year period, for such time as it is available), rounded as provided in the Mortgage Note.

(e)

In connection with the servicing and administration of the Mortgage Loans and consistent with Acceptable Servicing Procedures, this Agreement and the Purchase Agreement, the Servicer shall have full power and authority to execute and deliver or cause to be executed and delivered on behalf of the Owner such instruments of assignment or other comparable instruments as the Servicer shall deem appropriate in order to register any Mortgage Loan on the MERS® System or cause the removal of any Mortgage Loan from registration on the MERS® System.

Section 2.2.

Liquidation of Mortgage Loans

(a)

In the event that any payment due under any Mortgage Loan is not paid when the same becomes due and payable, or in the event the Mortgagor fails to perform any other covenant or obligation under the Mortgage Loan and such failure continues beyond any applicable grace period, the Servicer shall proceed diligently to collect all payments due and shall take such action, including commencing foreclosure, as it shall reasonably deem to be in the best interests of the Owner.

(b)

Notwithstanding the foregoing provisions of this Section 2.2, with respect to any Mortgage Loan as to which the Servicer has received actual notice of, or has actual knowledge of, the presence of any toxic or hazardous substance on the related Mortgaged Property, the Servicer shall neither (i) obtain title to such Mortgaged Property as a result of or in lieu of foreclosure or otherwise, (ii) acquire possession of, nor (iii) take any other action with respect to, such Mortgaged Property if, as a result of any such action, the Owner would be considered to hold title to, to be a mortgagee-in-possession of, or to be an owner or operator of such Mortgaged Property within the meaning of the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended from time to time, or any comparable law, unless the Servicer has either (x) obtained the written consent of the Owner, or (y) previously determined, based on its reasonable judgment and a prudent report prepared by a Person who regularly conducts environmental audits using customary industry standards, that:

(i)

such Mortgaged Property is in compliance with applicable environmental laws or, if not, that it would be in the best economic interest of the Owner to take such actions as are necessary to bring the Mortgaged Property into compliance therewith; and

(ii)

there are no circumstances present at such Mortgaged Property relating to the use, management or disposal of any hazardous substances, hazardous materials, hazardous wastes, or petroleum-based materials for which investigation, testing, monitoring, containment, clean-up or remediation could be required under any federal, state or local law or regulation, or that if any such materials are present for which such action could be required, that it would be in the best economic interest of the Owner to take such actions with respect to the affected Mortgaged Property. The cost of the environmental audit report contemplated by this Section 2.2(b) shall be advanced by the Servicer as a Servicing Advance, subject to the Servicer’s right to be reimbursed therefor from the Account and the Servicer’s right to make a judgment about whether any such advance would be a Nonrecoverable Advance.

(c)

If the Servicer has (i) determined that it is in the best economic interest of the Owner to take such actions as are necessary to bring any such Mortgaged Property into compliance with applicable environmental laws, or to take such action with respect to the containment, clean-up or remediation of hazardous substances, hazardous materials, hazardous wastes, or petroleum-based materials affecting any such Mortgaged Property, or (ii) obtained the written consent of the Owner, in each case as described above, then the Servicer shall take such action as it deems to be in the best economic interest of the Owner (or as otherwise directed by the Owner). The cost of any such compliance, containment, clean-up or remediation shall be advanced by the Servicer as a Servicing Advance, subject to the Servicer’s right to be reimbursed therefor from the Account and the Servicer’s right to make a judgment about whether any such advance would be a Nonrecoverable Advance.

Section 2.3.

Collection of Mortgage Loan Payments

Continuously from the related Closing Date until the principal and interest on all of the Mortgage Loans are paid in full, the Servicer shall proceed diligently to collect all payments due under each of the Mortgage Loans when the same shall become due and payable. With respect to those Mortgage Loans, if any, as to which the Servicer collects Escrow Payments, the Servicer shall ascertain or estimate annual ground rents, taxes, assessments, water rates, sewer rents, municipal charges, fire and hazard insurance premiums, condominium charges, Primary Mortgage Insurance Policy premiums and all other charges that, as provided in any Mortgage, shall become due and payable, to the end that the Escrow Payments payable by the Mortgagors shall be sufficient to pay such charges as and when they become due and payable. The Servicer shall not be required to institute or join in litigation with respect to collection of any payment (whether under a Mortgage, Mortgage Note, Primary Mortgage Insurance Policy or otherwise or against any public or governmental authority with respect to a taking or condemnation) if in the Servicer’s reasonable judgment the Servicer believes that the costs and expenses relating thereto would be Nonrecoverable Advances. The Servicer shall be entitled to be reimbursed from the Account for any costs, expenses or other liabilities incurred by the Servicer in connection with any such litigation. The Servicer’s right to such reimbursement shall be prior to the Owner’s right to such proceeds.

Section 2.4.

Establishment of Account; Deposits in Account

(a)

The Servicer shall establish and maintain one or more Accounts (collectively, the "Account") entitled "Washington Mutual Bank, FA, in trust for Greenwich Capital Financial Products, Inc., as Owner, and any successor Owner." The Account shall be an Eligible Account, established with an institution that is a Qualified Depository and maintained as a segregated account separate and apart from any of the Servicer’s own funds and general assets. If the Account is established with an institution other than the Servicer, (i) the Account shall be evidenced by a letter agreement substantially in the form of Exhibit B attached hereto and (ii) the Servicer shall deliver a copy of such letter agreement to the Owner on or prior to the Initial Closing Date.

(b)

The Servicer shall, upon receipt (and in all events by not later than the end of the second Business Day following receipt thereof), deposit in the Account and retain therein, the following payments and collections received or made by the Servicer subsequent to the related Cut-off Date:

(i)

the principal portion of all Monthly Payments on the Mortgage Loans;

(ii)

the interest portion of all Monthly Payments on the Mortgage Loans less the Servicing Fee;

(iii)

all Principal Prepayments in Part and Principal Prepayments in Full;

(iv)

all Liquidation Proceeds;

(v)

all Insurance Proceeds, other than Insurance Proceeds to be held in the Escrow Account and applied to the restoration and repair of the Mortgaged Property or released to the Mortgagor in accordance with Applicable Requirements;

(vi)

all Condemnation Proceeds that are not released to the Mortgagor in accordance with the Owner’s written consent and Applicable Requirements;

(vii)

any amount required to be deposited in the Account pursuant to Sections 2.4(d), 2.10, 2.12(c), 2.12(e) or 4.2(b);

(viii)

any amounts payable in connection with the repurchase of any Mortgage Loan pursuant to Section 3.3 of the Purchase Agreement and all amounts required to be deposited in connection with the substitution of any Qualified Substitute Mortgage Loan pursuant to the Purchase Agreement; and

(ix)

with respect to each Principal Prepayment in Full, an amount (to be paid by the Servicer out of its own funds without reimbursement therefor) that, when added to all amounts allocable to interest received in connection with such Principal Prepayment in Full, equals one month’s interest on the amount of principal so prepaid at the Net Rate, provided, however, that the aggregate of deposits made by the Servicer pursuant to this clause (ix) in respect of any Monthly Remittance Date shall not exceed the Compensating Interest Cap.

(c)

The Servicer shall, no later than 24 hours prior to each Monthly Remittance Date, deposit in the Account all Monthly Advances.

(d)

The Servicer may cause the funds on deposit from time to time in the Account to be invested in Permitted Investments, which Permitted Investments shall mature not later than the Business Day immediately preceding the next Monthly Remittance Date following the date such funds are invested. All Permitted Investments shall be made in the name of the Servicer or its nominee. All income and gain realized from any Permitted Investment shall be for the benefit of the Servicer and shall be subject to its withdrawal or order from time to time. The Servicer shall indemnify the Owner for any loss incurred in respect of any Permitted Investment by such Servicer, and the amount of such loss shall be deposited in the Account by the Servicer out if its own funds, without reimbursement therefor, no later than 24 hours prior to the next Monthly Remittance Date following the date of such loss.

Section 2.5.

Permitted Withdrawals from the Account

The Servicer may, from time to time, withdraw funds from the Account for the following purposes:

(i)

to make payments and distributions to the Owner in the amounts and in the manner provided for in Section 3.1, and to pay itself any unpaid Servicing Fees, unpaid REO Management Fees and other servicing compensation in accordance with Section 4.3;

(ii)

to reimburse itself for any unreimbursed Servicing Advances or Monthly Advances made with respect to any Mortgage Loan; provided that the Servicer’s right to reimburse itself pursuant to this clause (ii) is limited to any amounts collected or received by the Servicer with respect to such Mortgage Loan;

(iii)

to pay to itself any interest earned on funds deposited in the Account;

(iv)

to make any payment or reimburse itself for any amount pursuant to Sections 2.12(c), 2.12(e), 5.1(a) or 5.3;

(v)

to reimburse itself for any Monthly Advance or Servicing Advance previously made that it has determined to be a Nonrecoverable Advance;

(vi)

if there shall be amounts deposited in error or there shall be amounts deposited in the Account not required to be deposited therein, including the Servicing Fee and other servicing compensation, to withdraw such amount from the Account any provision herein to the contrary notwithstanding;

(vii)

to transfer funds to another Qualified Depository in accordance with Section 2.9; and

(viii)

to clear and terminate the Account upon the termination of this Agreement in accordance with Article 7.

Section 2.6.

Establishment of Escrow Account; Deposits in Escrow Account; Escrow Analysis

(a)

The Servicer shall segregate and hold separate and apart from any of its own funds and general assets all Escrow Payments collected and received pursuant to the Mortgage Loans and shall establish and maintain one or more Escrow Accounts (collectively, the "Escrow Account"), in the form of time deposit or demand accounts, which may be interest bearing, entitled "Washington Mutual Bank, FA, in trust for Greenwich Capital Financial Products, Inc., as Owner, and any successor Owner, and certain Mortgagors." The Escrow Account shall be an Eligible Account established with a Qualified Depository. If the Escrow Account is established with an institution other than the Servicer, (i) the Escrow Account shall be evidenced by a letter agreement substantially in the form of Exhibit C attached hereto and (ii) the Servicer shall deliver a copy of such letter agreement to the Owner on or prior to the Initial Closing Date.

(b)

The Servicer shall, upon receipt (and in all events by not later than the end of the second Business Day following receipt thereof, or sooner if required by applicable law), deposit in the Escrow Account and retain therein: (i) all Escrow Payments collected on account of the Mortgage Loans for the purpose of effecting timely payment of escrow items as required under the terms of this Agreement and (ii) all amounts representing proceeds of any hazard insurance policy that are to be applied to the restoration or repair of the related Mortgaged Property. The Servicer shall make withdrawals from the Escrow Account only in accordance with Section 2.7. The Servicer shall be entitled to retain any interest earned on funds deposited in the Escrow Account other than interest on escrowed funds required by law to be paid to the Mortgagor and, to the extent required by law, the Servicer shall pay interest on escrowed funds to the Mortgagor without right of reimbursement therefor notwithstanding that the Escrow Account maintained by the Servicer may not bear interest or that the interest earned on such escrowed funds is insufficient for such purpose.

Section 2.7.

Permitted Withdrawals from the Escrow Account

Withdrawals from the Escrow Account maintained by the Servicer may be made by the Servicer only (i) to effect timely payments of ground rents, taxes, assessments, sewer rents, municipal charges, water rates, insurance premiums, condominium charges, fire and hazard insurance premiums or other items constituting Escrow Payments for the related Mortgage, (ii) to reimburse the Servicer for any Servicing Advance made by the Servicer pursuant to Sections 2.8 and 2.10 with respect to a related Mortgage Loan, (iii) to refund to any Mortgagor any funds found to be in excess of the amounts required under the terms of the related Mortgage Loan, (iv) for transfer to the Account in accordance with the terms of this Agreement, (v) for restoration or repair of a Mortgaged Property, provided the provisions of Section 2.13 have been complied with, (vi) to pay to the Mortgagor, to the extent required by Applicable Requirements, interest on the funds deposited in the Escrow Account, (vii) to pay to itself any interest earned on funds deposited in the Escrow Account (and not required to be paid to the Mortgagor), (viii) to remove funds inadvertently placed in the Escrow Account by the Servicer, or (ix) to clear and terminate the Escrow Account upon the termination of this Agreement, in accordance with Article 7.

Section 2.8.

Payment of Taxes, Insurance and Other Charges

With respect to each Mortgage Loan, the Servicer shall maintain accurate records reflecting the status of property taxes, assessments and other charges that are or may become a lien upon the related Mortgaged Property, the status of Primary Mortgage Insurance premiums, if any, and the status of fire and hazard insurance coverage and flood insurance, all as required hereunder. If a Mortgage Loan requires Escrow Payments, the Servicer shall obtain, from time to time, all bills for the payment of such charges (including renewal premiums) and shall effect payment thereof prior to the applicable penalty or termination date in a manner consistent with Acceptable Servicing Procedures, employing for such purpose deposits of the Mortgagor in the Escrow Account that shall have been estimated and accumulated by the Servicer in amounts sufficient for such purposes, as allowed under the terms of the Mortgage. If a Mortgage Loan does not require Escrow Payments, or if there are insufficient funds in the related Escrow Account, the Servicer shall cause all such bills to be paid on a timely basis and shall from its own funds (if necessary) make a Servicing Advance for timely payment of all such bills. The Servicer shall monitor the payment status of such charges (including renewal premiums) by the related Mortgagor. The Servicer shall effect payment of such charges in a manner consistent with Acceptable Servicing Procedures and, in all events, prior to the foreclosure of any lien against the Mortgaged Property resulting from non-payment of such property taxes, assessments and other charges and prior to the termination of any such insurance coverage.

Section 2.9.

Transfer of Accounts

The Servicer may, from time to time, transfer the Account or the Escrow Account to a different Qualified Depository. The Servicer shall notify the Owner of any such transfer within ten (10) Business Days of transfer.

Section 2.10.

Maintenance of Hazard Insurance

(a)

The Servicer shall cause to be maintained for each Mortgage Loan serviced by it fire and hazard insurance with extended coverage customary in the area where the related Mortgaged Property is located, in an amount that is at least equal to the lesser of (i) 100% of the replacement value of the improvements securing the Mortgage Loan, or (ii) the Unpaid Principal Balance of the Mortgage Loan (so long as it equals 80% of the insurable value of the improvements); provided that in any case such amount shall be sufficient to prevent either the Mortgagor or the Mortgagee from becoming a co-insurer. If the Mortgaged Property is in an area that, at the time of origination of the related Mortgage Loan or at any time thereafter during the life of such Mortgage Loan, is identified on a flood hazard boundary map or flood insurance rate map issued by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance was then or is then available), the Servicer shall cause to be maintained a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration with a generally acceptable insurance carrier, if such insurance is available. Such flood insurance shall be in an amount representing coverage not less than the least of (i) the Unpaid Principal Balance of the Mortgage Loan, (ii) the full insurable value of the improvements securing such Mortgage Loan and (iii) the maximum amount of insurance available under the National Flood Insurance Act of 1968 and the Flood Disaster Protection Act of 1973, each as amended. The Servicer shall also maintain on each REO Property (x) fire and hazard insurance with extended coverage in an amount that is at least equal to the maximum insurable value of the improvements that are a part of such property, (y) liability insurance and (z) to the extent required and available under the National Flood Insurance Act of 1968 and the Flood Disaster Protection Act of 1973, each as amended, flood insurance in an amount as provided above. Any amounts collected by the Servicer under any such policies shall be paid over or applied by the Servicer in accordance with Applicable Requirements whether (i) for the restoration or repair of the Mortgaged Property, subject to the related Mortgage, (ii) for release to the Mortgagor, or (iii) for application in reduction of the Mortgage Loan, in which event such amounts shall be deposited in the Account, as provided in Section 2.4. It is understood and agreed that no earthquake or other additional insurance need be maintained by the Servicer on any Mortgage Loan or property acquired in respect of a Mortgage Loan, other than as required under applicable laws and regulations as shall at any time be in force. All policies required hereunder shall be endorsed with standard mortgagee clauses with loss payable to the Servicer and shall provide for at least thirty (30) days prior written notice to the Servicer of any cancellation, reduction in amount, or material change in coverage. The Servicer shall not interfere with the Mortgagor’s freedom of choice in selecting either the Mortgagor’s insurance carrier or agent upon any policy renewal; provided, however, that upon any such policy renewal, the Servicer shall accept such insurance policies only from insurance companies that (A) have a rating of B:III or better in Best’s Key Rating Guide or a financial performance index rating of 6 or better in Best’s Insurance Reports and (B) are licensed to do business in the jurisdiction in which the related Mortgaged Property is located.

(b)

If the Servicer, as servicer for the benefit of the Owner, shall obtain and maintain a blanket policy that would meet the requirements of Fannie Mae if Fannie Mae were the purchaser of the Mortgage Loans, insuring against loss to the Owner as mortgagee from damage to any or all of the Mortgaged Properties, then, to the extent such blanket policy (i) provides coverage, without coinsurance, in an amount equal to the aggregate outstanding Unpaid Principal Balance of the Mortgage Loans, (ii) otherwise complies with the requirements of Section 2.10(a) and (iii) contains a deductible not greater than $10,000, the Servicer shall be deemed conclusively to have satisfied its obligations under Section 2.10(a); provided, however, that if there shall have been one or more of such losses the Servicer shall deposit in the Account, as provided in Section 2.4, out of the Servicer’s own funds and without reimbursement therefor, the difference, if any, between the amount that would have been payable under a policy complying with Section 2.10(a) and the amount paid under the blanket policy permitted under this Section 2.10(b). At the request of the Owner, the Servicer shall cause to be delivered to the Owner a certified true copy of such policy and a statement from the insurer thereunder that such policy shall not be terminated or materially modified without thirty (30) days’ prior written notice to the Owner.

Section 2.11.

Fidelity Bond; Errors and Omissions Insurance

The Servicer shall maintain, at its own expense, with companies that meet the requirements of Fannie Mae or Freddie Mac, a blanket fidelity bond and an errors and omissions insurance policy, with broad coverage on all officers, employees, agents and other persons acting in any capacity that would require such persons to handle funds, money, documents or papers relating to the Mortgage Loans (collectively, the "Servicer Employees"). Any such fidelity bond and errors and omissions insurance shall be in the form of the Mortgage Banker’s Blanket Bond and shall protect and insure the Servicer against losses relating to forgery, theft, embezzlement, fraud, errors and omissions, failure to maintain any insurance policies required under this Agreement and negligent acts of Servicer Employees. Such fidelity bond shall also protect and insure the Servicer against losses relating to the release or satisfaction of a Mortgage without having obtained payment in full of the indebtedness secured thereby. No provision of this Section 2.11 requiring such fidelity bond and errors and omissions insurance shall diminish or relieve the Servicer from its duties and obligations as set forth in this Agreement. The terms of any such fidelity bond and errors and omissions insurance policy shall be at least equal to the corresponding amounts required by Fannie Mae in the Fannie Mae MBS Selling and Servicing Guide or by Freddie Mac in the Freddie Mac Seller’s and Servicer’s Guide, as amended or restated from time to time. At the request of the Owner, the Servicer shall cause to be delivered to the Owner a certified true copy of such fidelity bond and errors and omissions insurance policy and a statement from the surety and the insurer that such fidelity bond and errors and omissions insurance policy shall not be terminated or materially modified without thirty (30) days’ prior written notice to the Owner.

Section 2.12.

Title, Management and Disposition of Real Estate Owned

(a)

If title to any Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure ("REO Property"), the deed or certificate of sale shall be taken in the name of the Owner, or in the name of such Person or Persons designated by the Owner; provided, however, that (i) the Owner shall not designate the Servicer as holder without the Servicer’s prior written consent and (ii) such designated Person or Persons shall acknowledge in writing that such title is to be held as nominee for the Owner. The Servicer shall provide written notice to the Owner after any REO Property is acquired in foreclosure or by deed in lieu of foreclosure.

(b)

The Servicer, shall manage, conserve, protect, and operate each REO Property solely for the purpose of its prompt disposition and sale. The Servicer shall either itself, or through an agent selected by the Servicer, manage, conserve, protect and operate the REO Property in accordance with Acceptable Servicing Procedures. The Servicer shall attempt to sell the same (and may temporarily rent the same) on such terms and conditions as the Servicer deems to be in the best interests of the Owner. If a REMIC election has been made with respect to the arrangement under which the related Mortgage Loan is held and the Servicer has been provided with reasonable advance notice of such REMIC election, the Servicer shall use commercially reasonable efforts to dispose of the REO Property as soon as practicable and shall sell such REO Property, in any event, within three (3) years after title has been taken to such REO Property (unless the Servicer determines, and gives the Owner appropriate notice that a longer period is necessary for the orderly liquidation of such REO Property).

(c)

The Servicer shall collect all revenues arising from the operation of REO Property. The Servicer shall deposit, or cause to be deposited, all such revenues in the Account in accordance with Section 2.4. The Servicer may use all such revenues and, if any thereof have been deposited in the Account, withdraw such revenues therefrom as is necessary for the proper operation, management and maintenance of any REO Property, including, but not limited to, the cost of maintaining any hazard insurance pursuant to Section 2.10 and the fees of any managing agent acting on behalf of the Servicer.

(d)

The Servicer shall also maintain on each REO Property fire and hazard insurance with extended coverage, liability insurance, and flood insurance in accordance with the provisions of Section 2.10.

(e)

The proceeds of sale of an REO Property shall be deposited in the Account in accordance with Section 2.4. The Servicer shall apply the sale proceeds of any REO Property (i) first to pay the expenses of such sale, (ii) second to reimburse itself for any related unpaid Servicing Fees, unpaid REO Management Fees and unreimbursed Servicing Advances and Monthly

Advances and (iii) the balance to be distributed to the Owner. If the sale proceeds have been deposited in the Account, the Servicer may withdraw from the Account the amounts necessary to make such payments and reimbursements.

(f)

Upon request, with respect to any REO Property, the Servicer shall furnish to the Owner a statement covering the Servicer’s efforts in connection with the sale of that REO Property and any rental of the REO Property incidental to the sale thereof for the previous month (together with an operating statement for such REO Property). Such statement shall be accompanied by such other information as the Owner shall reasonably request. The Servicer shall maintain separate accounting for each REO Property.

(g)

The Owner hereby constitutes and appoints the Servicer as its true and lawful attorney-in-fact, with full power and authority to sign, execute, acknowledge, deliver, file for record and record any instrument on its behalf and to perform such other act or acts as may be customarily and reasonably necessary and appropriate to effectuate the transactions contemplated by this Section 2.12, in each case as fully as the Owner might or could do. The Owner ratifies and confirms each action that the Servicer, as such attorney-in-fact, shall lawfully take or cause to be taken by authority hereof. Third parties without actual notice may rely upon the exercise of the power granted under this power of attorney, and maybe satisfied that this power of attorney shall continue in full force and effect and has not been revoked unless this Agreement is terminated as provided herein. If requested by the Servicer, the Owner shall furnish the Servicer with any instrument or document necessary or appropriate to evidence or confirm the power of attorney granted in this Section 2.12(g), including one (1) or more separate instruments or documents in recordable form for recordation in any jurisdiction in which any Mortgaged Property is located.

(h)

Notwithstanding anything to the contrary contained in this Agreement, the Owner may, at the Owner’s sole option, terminate the Servicer as servicer of any REO Property without payment of any termination fee, provided that the Servicer shall on the date said termination takes effect be reimbursed for any unreimbursed advances of the Servicer’s funds made pursuant to Section 2.16 and any unreimbursed Servicing Advances and Servicing Fees in each case relating to the Mortgage Loan underlying such REO Property. In the event of any such termination, the provisions of Section 9.1 shall apply to said termination and the transfer of servicing responsibilities with respect to such REO Property to the Owner or its designees.

Section 2.13.

Application of Proceeds of Insurance to Repair or Restoration

The Servicer shall collect the proceeds from all policies of insurance required to be maintained pursuant to Section 2.10 with respect to all losses that may occur. The Servicer may remit such proceeds to the Mortgagor for the restoration or repair of the related property and shall otherwise take such actions in connection with such restoration and repair in a manner consistent with Acceptable Servicing Procedures.

Section 2.14.

Inspections

The Servicer shall conduct inspections of the Mortgaged Properties at such times and in a manner consistent with Acceptable Servicing Procedures and shall maintain a written report of all such inspections.

Section 2.15.

Maintenance of Primary Mortgage Insurance Policies; Collections Thereunder

The parties acknowledge that, as of any Closing Date, not all Mortgage Loans purchased on such Closing Date are covered by Primary Mortgage Insurance. In the event that any Mortgage Loans are covered by a Primary Mortgage Insurance Policy on the related Closing Date or subsequently become covered by a Primary Mortgage Insurance Policy, the provisions set forth below shall apply.

(a)

The Servicer shall maintain in full force and effect any Primary Mortgage Insurance Policy covering a Mortgage Loan serviced by the Servicer. The Servicer shall cause the premium for any such Primary Mortgage Insurance Policy to be paid on a timely basis and shall from its own funds, if necessary, make a Servicing Advance to pay the premium on a timely basis. The Servicer shall not cancel or refuse to renew any such Primary Mortgage Insurance Policy in effect on the related Closing Date, unless cancellation or non-renewal is required by applicable law or regulation. The Servicer shall not take any action or fail to take any action that would result in non-coverage under any applicable Primary Mortgage Insurance Policy of any loss that, but for the actions of the Servicer, would have been covered thereunder. In connection with any assumption or substitution agreement entered into or to be entered into pursuant to Section 4.1, the Servicer shall promptly notify the insurer under the related Primary Mortgage Insurance Policy, if any, of such assumption or substitution of liability in accordance with the terms of such policy and shall take all actions that may be required by such insurer as a condition to the continuation of coverage under such Primary Mortgage Insurance Policy. If such Primary Mortgage Insurance Policy is terminated as a result of such assumption or substitution of liability, the Servicer shall obtain a replacement Primary Mortgage Insurance Policy as provided above.

(b)

As part of its activities as servicer of the Mortgage Loans, the Servicer agrees to prepare and present, on behalf of itself and the Owner, claims under any Primary Mortgage Insurance Policy in a timely fashion in accordance with the terms thereof and, in this regard, to take such reasonable action as shall be necessary to permit recovery under any Primary Mortgage Insurance Policy respecting a defaulted Mortgage Loan.

Section 2.16.

Monthly Advances by the Servicer

(a)

Not later than the close of business on the Business Day preceding each Monthly Remittance Date, the Servicer shall deposit in the Account an amount equal to all payments not previously advanced by the Servicer of principal and interest at the Net Rate that were (i) due on any Mortgage Loan during the Due Period that commences in the same month in which such Monthly Remittance Date occurs, (ii) not received as of the close of business on the related Determination Date (whether or not deferred) and (iii) not due on or prior to the related Cut-off Date (the aggregate of all such amounts, the "Monthly Advance"). In lieu of making all or a portion of any Monthly Advance, the Servicer may cause to be made an appropriate entry in its records relating to the Account that funds in such account, including but not limited to any amounts received in respect of scheduled principal and interest on any Mortgage Loan due after the related Due Period for the related Monthly Remittance Date, have been used by the Servicer in discharge of its obligation to make any such Monthly Advance. Any funds so applied shall be replaced by the Servicer by deposit, in the manner set forth above, in the Account no later than the close of business on the Business Day immediately preceding the next Monthly Remittance Date to the extent that funds in the Account on such date are less than the amounts required to be distributed on such Monthly Remittance Date. The Servicer shall be entitled to be reimbursed from the Account for all Monthly Advances of its own funds made pursuant to this Section as provided in Section 2.5.

(b)

The obligation of the Servicer to make such Monthly Advances is mandatory, and, with respect to any Mortgage Loan or REO Property, shall continue through the earlier of (i) the date on which a Final Recovery Determination in connection with such Mortgage Loan is made and (ii) the due date of the last Monthly Payment due prior to the payment in full of such Mortgage Loan.

(c)

Notwithstanding anything herein to the contrary, no Monthly Advance shall be required to be made hereunder by the Servicer if such Monthly Advance would, if made, constitute a Nonrecoverable Advance.

Section 2.17.

Compliance With REMIC Provisions

If the Servicer has received written notice from the Owner that a REMIC election has been made with respect to the arrangement under which any Mortgage Loans and REO Property are held, the Servicer shall not take any action, cause the REMIC to take any action or fail to take (or fail to cause to be taken) any action that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of the REMIC as a REMIC, or (ii) result in the imposition of a tax upon the REMIC (including but not limited to the tax on "prohibited transactions" as defined in Section 860F(a)(2) of the Code and the tax on "contributions" to a REMIC set forth in Section 860G(d) of the Code) unless the Servicer has received an Opinion of Counsel (at the expense of the party seeking to take such action) to the effect that the contemplated action will not endanger such REMIC status or result in the imposition of any such tax.

Section 2.18.

Owner to Cooperate; Release of Collateral Files

If, at any time prior to termination of this Agreement, the Servicer shall require the use of any Collateral File (or any portion thereof) to perform its servicing activities as set forth in this Agreement, the Owner, within five (5) Business Days of the written request of the Servicer in the form of Exhibit A hereto (or within such shorter period as may be necessary for the Servicer to perform its obligations hereunder in compliance with all Acceptable Servicing Procedures), shall release or shall cause the Custodian to release such Collateral File, or portion thereof, to the Servicer. Within five (5) Business Days of the Servicer’s request therefor (or, within such shorter period as may be necessary for the Servicer to perform obligations hereunder in compliance with all Acceptable Servicing Procedures), the Owner shall execute and deliver to the Servicer, in the form supplied to the Owner by the Servicer, any court pleadings, requests for trustee’s sale or other documents reasonably necessary to perform the servicing activities with respect to any Mortgage Loan, including the foreclosure or sale in respect of any Mortgaged Property, the commencement and prosecution of any legal action to enforce the related Mortgage Note and Mortgage and the defense of any legal action or counterclaim filed against the Owner or the Servicer. The Servicer may execute and deliver any or all of such pleadings or documents on behalf of the Owner pursuant to the power of attorney granted pursuant to Section 2.12(g).

ARTICLE 3.

PAYMENTS TO THE OWNER

Section 3.1.

Distributions

(a)

On each Monthly Remittance Date, the Servicer shall distribute to the Owner all amounts credited to the Account as of the close of business on the preceding Determination Date, net of charges against or withdrawals from the Account pursuant to Section 2.5, plus all Monthly Advances deposited in the Account prior to such Monthly Remittance Date pursuant to Section 2.4, minus (i) any amounts attributable to Principal Prepayments received after the last day of the Due Period immediately preceding the related Monthly Remittance Date and (ii) any amounts attributable to Monthly Payments collected but due on a Due Date(s) subsequent to the preceding Determination Date.

(b)

All distributions made to the Owner on each Monthly Remittance Date shall be made to the Owner of record, based on the Mortgage Loans owned and held by the Owner. All distributions shall be made by wire transfer of immediately available funds to the account of the Owner at a bank or other entity having appropriate facilities therefor, if the Owner shall have so notified the Servicer, or by check mailed to the address of the Owner. Distributions on each Monthly Remittance Date may be made by more than one (1) wire transfer or check, as the case may be.

(c)

With respect to any remittance received by the Owner on or after the second Business Day following the Business Day on which such payment was due, the Owner shall send written notice thereof to the Servicer. The Servicer shall pay to the Owner interest on any such late payment at an annual rate equal to Prime plus one percentage point, but in no event greater than the maximum amount permitted by applicable law. Such interest shall be paid by the Servicer to the Owner on the date such late payment is made and shall cover the period commencing with the day following such second Business Day and ending with the Business Day on which such payment is made, both inclusive. The payment by the Servicer of any such interest, or the failure of the Owner to notify the Servicer of such interest, shall not be deemed an extension of time for payment or a waiver of any Event of Default by the Servicer.

Section 3.2.     Reports

(a)

On or before each Monthly Remittance Date, the Servicer shall provide to the Owner or its designee by means of an electronic or other agreed upon medium, with respect to the Due Period immediately preceding such Monthly Remittance Date, the data set forth below on an individual loan basis:

(i)

mortgage loan number;

(ii)

interest rate;

(iii)

pending rate;

(iv)

scheduled principal and interest payment;

(v)

scheduled principal;

(vi)

gross interest;

(vii)

curtailment collected;

(viii)

curtailment adjustment;

(ix)

PIF principal;

(x)

PIF interest difference;

(xi)

ARM Index;

(xii)

pending Index;

(xiii)

ending scheduled balance;

(xiv)

investor loan number;

(xv)

Servicing Fee Rate;

(xvi)

due date;

(xvii)

yield rate;

(xviii)

beginning balance;

(xix)

ending balance;

(xx)

beginning scheduled balance;

(xxi)

principal collected;

(xxii)

scheduled net interest;

(xxiii)

scheduled buydown;

(xxiv)

Servicing Fee collected; and

(xxv)

remittance amount.

The Servicer may submit the foregoing information in more than one (1) report. Requests for additional data regarding the Mortgage Loans or alternative means for delivering such reports shall be accommodated at the discretion of the Servicer and at the Owner’s expense.

(b)

Upon reasonable advance notice in writing, the Servicer shall provide to any Owner that is a savings and loan association, a bank, an insurance company or other regulated or supervised entity reports and access to information and documentation regarding the Mortgage Loans and the transactions contemplated hereby sufficient to permit the Owner to comply with the applicable regulations of relevant regulatory or supervisory authorities with respect to its investment in the Mortgage Loans and Owner’s internal and third-party audit requirements.

(c)

The Servicer shall prepare and file any and all information statements or other filings required to be delivered to any governmental taxing authority or to Owner pursuant to any applicable law with respect to the Mortgage Loans and the transactions contemplated hereby. In addition, the Servicer shall provide Owner with such information concerning the Mortgage Loans as is necessary for Owner to prepare its federal income tax return as Owner may reasonably request from time to time. In addition, not more than 120 days after the end of each calendar year, the Servicer shall furnish to each Person who was an Owner at any time during such calendar year an annual statement in accordance with the requirement of applicable federal income tax law as to the aggregate of remittances for the applicable portion of such year.

Section 3.3.

Delinquency and Foreclosure Statements

The Servicer shall provide a monthly statement of delinquents and a delinquency report on all Mortgage Loans more than 30 days delinquent. The Servicer shall also provide a monthly statement regarding foreclosure status.

ARTICLE 4.

GENERAL SERVICING PROCEDURE; COVENANTS; REPRESENTATIONS AND WARRANTIES

Section 4.1.

Assumption Agreements

(a)

The Servicer shall use commercially reasonable efforts to enforce any "due-on-sale" provision contained in any Mortgage or Mortgage Note and to deny assumption by the person to whom the Mortgaged Property has been or is about to be sold, whether by absolute conveyance or by contract of sale and whether or not the Mortgagor remains liable on the Mortgage and the Mortgage Note, provided that in accordance with the terms of the Mortgage Note, the Servicer may permit an assumption (i) if the Servicer reasonably believes it is unable under Applicable Requirements to enforce such "due-on-sale" clause, or (ii) if the enforcement of such rights would impair or threaten to impair any recovery under the related Primary Mortgage Insurance Policy, if any. In connection with any such assumption, the related Mortgage Interest Rate, the Unpaid Principal Balance and the term of the Mortgage Loan may not be changed. If an assumption is allowed pursuant to this Section 4.1(a), the Servicer is authorized, at the Servicer’s discretion, to prepare a substitution of liability agreement to be entered into by the Owner and the purchaser of the Mortgaged Property pursuant to which the original Mortgagor is released from liability and the purchaser of the Mortgaged Property is substituted as Mortgagor and becomes liable under the Mortgage Note. Any such substitution of liability agreement shall be in lieu of an assumption agreement. If an assumption fee is collected by the Servicer for entering into an assumption agreement the entire amount of such fee may be retained by the Servicer as additional servicing compensation.

(b)

The Servicer shall follow Acceptable Servicing Procedures with respect to any such assumption or substitution of liability (taking into account the applicable Seller’s then current underwriting guidelines applicable to mortgage loans of the same type as the related Mortgage Loan). The Servicer shall notify the Owner that any such substitution of liability or assumption agreement has been completed by forwarding to the Owner a copy of any such substitution of liability or assumption agreement, which document shall be added to the related Collateral File and shall for all purposes be considered a part of such Collateral File to the same extent as all other documents and instruments constituting a part thereof.

Section 4.2.

Satisfaction of Mortgages and Release of Collateral Files

(a)

Upon the payment in full of any Mortgage Loan or the receipt by the Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Servicer shall prepare the appropriate documents and instruments required to satisfy or release the lien of the Mortgage in accordance with applicable state law requirements. The Servicer, promptly and within the applicable legal deadlines appropriate to process the satisfaction or release, shall notify the Owner of such event.

(b)

The Servicer shall not grant a satisfaction or release of a Mortgage without having obtained payment in full of the indebtedness secured by the Mortgage. In the event the Servicer grants a satisfaction or release of a Mortgage without having obtained payment in full of the indebtedness secured by the Mortgage, the Servicer, upon becoming aware of the foregoing, shall remit to the Owner the Unpaid Principal Balance of the related Mortgage Loan plus accrued and unpaid interest by deposit thereof in the Account pursuant to Section 2.4. The Owner shall assign the related Mortgage and endorse the related Mortgage Note to the Servicer and shall do all things necessary to transfer ownership of the Mortgage Loan to the Servicer. The Servicer shall maintain the Fidelity Bond as provided for in Section 2.11 protecting and insuring the Servicer against, losses sustained with respect to any Mortgage Loan satisfied or released other than in accordance with the procedures set forth herein.

(c)

The Owner shall, within five (5) Business Days following receipt of any request from the Servicer (or within such shorter period as is necessary for the Servicer to perform its obligations hereunder in compliance with all Applicable Servicing Procedures) deliver or cause to be delivered to the Servicer the Collateral File (or any portion thereof) required by the Servicer to process any satisfaction or release of any Mortgage pursuant to this Section 4.2. In addition, if any Mortgage Loan has been paid in full and, pursuant to Section 2.2(b) of the Purchase Agreement, the Owner has recorded the related Assignment of Mortgage designating the Owner as the holder of record of the Mortgage, the Servicer shall prepare and deliver to the Owner, together with a request for execution, the documents and instruments necessary to satisfy or release the lien of the Mortgage. The Owner shall, within five (5) Business Days following its receipt of any such request, send to the Servicer the fully-executed documents that were prepared and requested by the Servicer. In the event that applicable state law requires that a satisfaction or release be recorded within a shorter time period than the foregoing procedure permits, the Servicer shall advise the Owner accordingly and shall use commercially reasonable efforts to ensure that the lien of the Mortgage is released or satisfied in accordance with applicable state law requirements, and the Owner shall assist therewith by, to the extent reasonably practicable, returning to the Servicer the required portion of the Collateral File and, if applicable, the executed satisfaction and release documents and instruments within the time periods reasonably specified by the Servicer.

(d)

If a Mortgage Loan that has been paid in full is a MERS Loan, the Servicer may cause the removal of such Mortgage Loan from registration on the MERS® System and execute and deliver, on behalf of the Owner, any and all related instruments of satisfaction or release. No expense incurred in connection with the delivery of any instrument of satisfaction or deed or reconveyance shall be chargeable to the Account or the Owner.

Section 4.3.

Servicing Compensation

The Servicer shall be entitled to pay itself a Servicing Fee for each Mortgage Loan serviced hereunder. The obligation of the Owner to pay such Servicing Fee is limited to, and payable solely from, the interest portion of the Monthly Payments and Late Collections collected by the Servicer with respect to the related Mortgage Loan. Additional servicing compensation in the form of non-sufficient funds check fees, assumption fees, conversion fees, other related administrative fees, late payment charges, Prepayment Charges (except as otherwise specified in the relevant Commitment Letter) and other similar types of ancillary fees and charges that are actually received by the Servicer may be retained by the Servicer to the extent not required to be deposited into the Account pursuant to the terms of this Agreement. In addition to the Servicing Fee payable hereunder, the Servicer shall be entitled to pay itself an REO Management Fee for each REO Property managed by the Servicer or its agent. The Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement therefor except as specifically provided for in this Agreement. Any Late Collections shall be applied by the Servicer in the following order of priority: (i) first to pay the expenses incurred in connection with collection of such Late Collections, (ii) second to reimburse itself for any related unpaid Servicing Fees, unpaid REO Management Fees and unreimbursed Servicing Advances and Monthly Advances and (iii) the balance to be distributed to the Owner.

Section 4.4.

Statements as to Compliance

(a)

Not later than March 15 of each year (or if such day is not a Business Day, the next succeeding Business Day), the Servicer will deliver to the Owner and, with respect to any Mortgage Loans subject to a Pass-Through Transfer, each other Person entitled to receive servicing reports provided pursuant to Section 3.2(a) an Officer’s Certificate for the prior calendar year, beginning with the calendar year ending December 31, 2004, stating (i) a review of the activities of the Servicer during the preceding year and of performance under this Agreement has been made under such officer’s supervision, and (ii) to the best of such officer’s knowledge, based on such review, the Servicer has fulfilled all of its obligations under this Agreement throughout such year or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof.

(b)

Not later than March 15 of each year (or if such day is not a Business Day, the next succeeding Business Day), with respect to any Mortgage Loans subject to a Pass-Through Transfer, the Servicer will deliver to the Owner and each other Person entitled to receive servicing reports provided pursuant to Section 3.2(a) an Officer’s Certificate for the prior calendar year, beginning with the calendar year ending December 31, 2004, in substantially the form of Exhibit D to this Agreement.

(c)

The Servicer agrees to indemnify and hold harmless each of the Owner, each other Person entitled to receive servicing reports provided pursuant to Section 3.2(a), each Person, if any, who "controls" the Owner or such other Person within the meaning of the Securities Act of 1933, as amended, and their respective officers and directors against any and all losses, penalties, fines, forfeitures, legal fees and related costs, judgments and any other costs, fees and expenses that such Person may sustain arising out of third party claims based on (i) the failure of the Servicer to deliver or cause to be delivered when required any Officer’s Certificate required pursuant to Section 4.4(a) or Section 4.4(b), or the accountants’ statement required pursuant to Section 4.5, or (ii) any material misstatement or omission in any certification pursuant to Section 302(a) of the Sarbanes-Oxley Act of 2002 and Rules 13a-14 and 15d-14 promulgated by the Securities and Exchange Commission thereunder made in reliance on any material misstatement or omission contained in any Officer’s Certificate provided pursuant to Section 4.4(a) or Section 4.4(b). If the indemnification provided for herein is unavailable or insufficient to hold harmless any person indemnified pursuant to this Section 4.4(c) ("Indemnitee"), then the Servicer agrees that it shall contribute to the amount paid or payable by the Indemnitee as a result of the losses, claims, damages or liabilities of the Indemnitee arising out of clause (i) or (ii) of the preceding sentence in such proportion as is appropriate to reflect the relative fault of the Indemnitee on the one hand and the Servicer on the other.

Section 4.5.

Annual Independent Public Accountants’ Servicing Report

Not later than March 15 of each year (or if such day is not a Business Day, the next succeeding Business Day), the Servicer will, at its expense, cause a firm of independent public accountants that is a member of the American Institute of Certified Public Accountants to furnish to the Owner and, with respect to any Mortgage Loans subject to a Pass-Through Transfer, each other Person entitled to receive servicing reports provided pursuant to Section 3.2(a), a statement to the effect that, based on an examination conducted by such firm in compliance with the Uniform Single Attestation Program for Mortgage Bankers (“USAP’’), the assertion of management (the "Management Assertion") of the Servicer regarding compliance with the minimum servicing standards identified in the USAP is fairly stated in all material respects, except for (i) such exceptions as such firm shall believe to be immaterial, and (ii) such other exceptions as shall be set forth in such statement or such Management Assertion.

Section 4.6.

Owner’s Right to Examine Servicer Records, etc.

(a)

The Owner shall have the right, at its expense, to (i) examine and audit the Servicer’s books of account, records, reports and other papers relating to (x) the performance by the Servicer of its obligations and duties under this Agreement, or (y) the Mortgage Loans, (ii) make copies and extracts therefrom and (iii) discuss the affairs, finances, and accounts of the Servicer relating to such performance with the Servicer’s officers and employees, all at such times and places, and with such frequency, as may be reasonably requested.

(b)

The Servicer shall provide to the Owner and any supervisory agents or examiners representing a state or federal governmental agency having jurisdiction over the Owner, including without limitation the OTS, the FDIC and other similar entities, access to any documentation regarding the Mortgage Loans in the possession of the Servicer that is required by any applicable regulations. Such access shall be afforded without charge, upon reasonable request, during normal business hours, at the offices of the Servicer and in accordance with any applicable regulations.

Section 4.7.

Cooperation

The Servicer and the Owner shall cooperate fully with one another and their respective counsel and other representatives and advisors in connection with the steps required to be taken as part of their respective obligations under this Agreement.

Section 4.8.

Consents and Approvals

The Servicer shall timely obtain, at its sole cost and expense, the consents and approvals required by law or pursuant to contract to consummate the transactions contemplated hereby. All such consents shall be obtained without any cost or expense to the Owner and shall be obtained without any adverse modification in the terms of any of the agreements relating to the Mortgage Loans or the imposition of any burdensome provisions or conditions on the Owner.

ARTICLE 5.

THE SERVICER

Section 5.1.

Indemnification; Third Party Claims

(a)

(i)

The Servicer agrees to indemnify and hold harmless the Owner against any and all losses, penalties, fines, forfeitures, legal fees and related costs, judgments and any other costs, fees and expenses resulting from the defense of any claim against the Owner by a third party in any way related to the failure of the Servicer to service the Mortgage Loans in compliance with the terms of this Agreement; provided, however, the Servicer shall not be liable hereunder with respect to (A) any action or inaction resulting from the written direction or consent of the Owner, (B) any action or inaction resulting from the Owner’s failure to cause any Collateral File (or portion thereof) to be released to the Servicer pursuant to Sections 2.18 or 4.2(c), or (C) any action or inaction resulting from the Owner’s failure to comply with Section 5.1(b), Section 5.1(c) or Section 5.6, or (D) any indirect, special or consequential damages, losses, costs or expenses incurred by Owner. (ii) The Servicer shall notify the Owner if a claim is made by a third party with respect to this Agreement or the Mortgage Loans that the Servicer determines in its good faith judgment will materially affect the Owner’s interest in such Mortgage Loans. The Servicer shall assume (with the written consent of the Owner) the defense of any such claim and, subject to the last sentence of this paragraph, pay all reasonable expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree that may be entered against the Servicer or the Owner in respect of such claim. The Servicer shall follow any written instructions received from the Owner in connection with any such claim. The Servicer shall have the right to reimburse itself from the Account for all expenses, advances and liabilities incurred by the Servicer in respect of any such claim (whether or not the Servicer has assumed the defense thereof), except when the claim (x) is related to the Servicer’s obligations to indemnify the Owner pursuant hereto, (y) results from the failure of the Servicer to service the Mortgage Loans in compliance with the terms of this Agreement, or (z) results from the Servicer’s willful misconduct, bad faith or negligence in performing its duties under this Agreement. (iii) If the Owner receives service of a summons or other first legal process, the Servicer shall not be liable for any costs or expenses pursuant to the indemnity in this Section 5.1 unless the Owner provides written notice to the Servicer that describes the nature of the claim within a reasonable time after service of such summons or other first legal process upon the Owner; provided, however, that the Owner’s failure to notify the Servicer pursuant to this paragraph shall not relieve the Servicer from any liability that the Servicer may have to the Owner otherwise than on account of this indemnity. The Servicer shall not be required to indemnify any person for any settlement of any claim effected without the Servicer’s consent, which consent shall not be unreasonably withheld.

(b)

With respect to any Mortgage Loan, if the Owner records or causes to be recorded the related Assignment of Mortgage designating the Owner as the holder of record of the Mortgage in the appropriate public recording office of the jurisdiction in which the related Mortgaged Property is located, and the Owner, in its capacity as the holder of record, receives written notice of any action with respect to the related Mortgage or Mortgaged Property, the Owner shall promptly send a copy of such notice to the Servicer in accordance with Section 9.8. The Servicer shall have no liability to the Owner for claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, or any other costs or expenses, that result from the Owner’s failure to comply with the provisions set forth in this paragraph.

Section 5.2.

Servicer Covenants; Merger or Consolidation of the Servicer

(a)

The Servicer covenants that, subject to Section 5.2(b), it shall keep in full force and effect its existence, rights and franchises as a corporation and its status as a Fannie Mae or Freddie Mac approved servicer in good standing.

(b)

Any Person into which the Servicer may be merged or consolidated, or any Person resulting from any merger, conversion or consolidation to which the Servicer shall be a party, or any Person succeeding to all, or substantially all, of the business or assets of the Servicer (whether or not related to loan servicing), shall be the successor of the Servicer hereunder, without the execution or filing of any paper, or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the Servicer shall not be a party to any such merger, consolidation or conversion, or sell or otherwise dispose of all, or substantially all, of its business or assets, unless the successor or surviving Person shall be an institution that is a Fannie Mae or Freddie Mac approved servicer in good standing and a member of MERS in good standing. In addition, the successor or surviving Person shall be an institution (i) having a GAAP net worth of not less than $25,000,000 and (ii) the deposits of which are insured by the FDIC, S AIF and/or BIF, or which is a HUD-approved mortgagee whose primary business is in origination and servicing of first lien mortgage loans.

Section 5.3.

Limitation on Liability of the Servicer and Others

The Servicer and the directors, officers, employees or agents of the Servicer shall not be under any liability to the Owner (i) for any action taken, or for refraining from the taking of any action, in good faith pursuant to this Agreement, (ii) for errors in judgment made in good faith, (iii) for any action or inaction in accordance with the written direction or consent of the Owner, (iv) for any action or inaction resulting from the Owner’s failure to cause any Collateral File (or portion thereof) to be released to the Servicer pursuant to Sections 2.18 or 4.2(c), or (v) for any action or inaction resulting from the Owner’s failure to comply with Section 5.1(b) or Section 5.6; provided, however, this provision shall not protect the Servicer against any breach of warranties or representations made herein, any failure to perform its obligations in accordance with any standard of care set forth in this Agreement (unless in accordance with the written direction or consent of the Owner) or any liability that would otherwise be imposed by reason of willful misconduct, bad faith or negligence in the performance of duties. The Servicer and any officer, employee or agent of the Servicer may rely in good faith on any document of any kind that appears, on its face, to be properly executed and submitted by any Person respecting any matters arising hereunder. Subject to Section 5.1(a), the Servicer shall not be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its duties under this Agreement and that may result in any expense or liability to the Servicer; provided, however, that the Servicer may, with the written consent of the Owner, undertake any such action that it may deem necessary or desirable with respect to this Agreement and the rights, duties, and the interests of the parties hereto. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs, and liabilities for which the Owner shall be liable and the Servicer shall be entitled to be reimbursed therefor from the Account, unless any such costs or liabilities shall result from the negligence, bad faith or willful misfeasance of the Servicer in performing such action.

Section 5.4.

Servicer Not to Resign

The Servicer shall not resign from the obligations and duties hereby imposed on it except upon the determination that such Servicer’s duties hereunder are no longer permissible under Applicable Requirements and such incapacity cannot be cured by such Servicer. Any such determination permitting the resignation of the Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Owner. No such resignation shall become effective until a successor that satisfies the requirements set forth in Section 9.1 has assumed the Servicer’s responsibilities and obligations hereunder in accordance with such Section.

Section 5.5.

Transfer of Servicing

The Servicer acknowledges that the Owner has entered into this Agreement in reliance upon the adequacy of the Servicer’s servicing facilities, plan, personnel, records and procedures, its integrity, reputation and financial standing and the continuance thereof. Without in any way limiting the generality of this Section 5.5, the Servicer shall not either assign this Agreement or any of the servicing rights or obligations hereunder except (i) in connection with a merger or consolidation permitted under Section 5.2(b), or (ii) with the prior written consent of the Owner, which consent shall not be unreasonably withheld or delayed.

Section 5.6.

Transfer of Mortgage Loans

(a)

The Owner shall have the right, without the consent of the Servicer, to assign its interest under this Agreement with respect to any Mortgage Loans that have been assigned in accordance with Article 6 of the Purchase Agreement; provided, however, that the Owner shall give the Servicer written notice fifteen (15) days prior to any such assignment of its interest under this Agreement. In any such case, all references to the Owner shall be deemed to include such assignee.

(b)

The Servicer shall keep books and records in which, subject to such reasonable regulations as it may prescribe, the Servicer shall note transfers of Mortgage Loans. For the purposes of this Agreement, the Servicer shall be under no obligation to deal with any Person with respect to this Agreement or any Mortgage Loan unless the books and records show such person as the owner of such Mortgage Loan. Upon receipt of a written notice from the Owner of any assignment of any Mortgage Loan permitted under the Purchase Agreement, the Servicer shall mark its books and records to reflect the ownership of such Mortgage Loan by such assignee.

Section 5.7.

Representations and Warranties of the Servicer

The Servicer hereby represents and warrants to the Owner as of each Closing Date as follows:

(a)

The Servicer is a federally chartered savings bank, duly organized, validly existing and in good standing under the laws of the United States and has all licenses necessary to carry on its business as now being conducted. The Servicer has the corporate power and authority to enter into, execute and deliver this Agreement and all documents and instruments executed and delivered pursuant hereto and to perform its obligations in accordance therewith. The execution, delivery and performance of this Agreement by the Servicer and the consummation of the transactions contemplated hereby have been duly and validly authorized. This Agreement evidences the valid, binding and enforceable obligations of the Servicer, subject as to enforcement, (i) to bankruptcy, insolvency, receivership, conservatorship, reorganization, arrangement, moratorium and other laws of general applicability relating to or affecting creditors’ rights and (ii) to general principles of equity, whether such enforcement is considered in a proceeding in equity or at law. All requisite corporate action has been taken by the Servicer to make this Agreement valid and binding upon the Servicer in accordance with its terms.

(b)

No consent, approval, authorization, or order of any court or governmental agency or body relating to the transactions contemplated by this Agreement is required as to the Servicer or, if required, such consent, approval, authorization, or order has been obtained.

(c)

The consummation of the transactions contemplated by this Agreement, including without limitation the fulfillment of, or compliance with, the terms and conditions of this Agreement, are in the ordinary course of business of the Servicer and shall not (i) result in the breach of any term or provision of the charter or by-laws of the Servicer, (ii) result in the breach of any term or provision of, or conflict with or constitute a default under, or result in the acceleration of any obligation under, any material agreement, indenture, loan or credit agreement, or other instrument to which the Servicer or its property is subject, or (iii) result in the violation of any law, rule, regulation, order, judgment, or decree to which the Servicer or its property is subject.

(d)

There is no action, suit, proceeding or investigation pending or, to the best of the Servicer’s knowledge, threatened against the Servicer that, either in any one instance or in the aggregate, is likely (in the Servicer’s judgment), to result in any material impairment of the right or ability of the Servicer to carry on its business substantially as now conducted, or that would adversely affect the validity of this Agreement, or of any action taken or to be taken in connection with the obligations of the Servicer contemplated herein, or that would be likely to materially impair the ability of the Servicer to perform its obligations hereunder.

(e)

The Servicer is an approved servicer of mortgage loans for Fannie Mae in good standing. No event has occurred, including but not limited to a change in insurance coverage, that would make the Servicer unable to comply with Fannie Mae eligibility requirements.

(f)

The Servicer is a member of MERS in good standing. The Servicer shall comply in all material respects with the rules and procedures of MERS in connection with the servicing of each MERS Loan for as long as each such Mortgage Loan is registered on the MERS® System.

ARTICLE 6.

DEFAULT

Section 6.1.

Events of Default

In case one or more of the following Events of Default by the Servicer shall occur and be continuing:

(i)

any failure by the Servicer to remit to the Owner when due any payment required to be made under the terms of this Agreement, which failure continues unremedied for a period of three (3) Business Days after the date on which written notice of such failure, requiring the same to be remedied, shall have been received by the Servicer, from the Owner; or

(ii)

any failure by the Servicer to duly observe or perform, in any material respect, any other covenant, obligation or agreement of the Servicer as set forth in this Agreement, which failure continues unremedied for a period of sixty (60) (or, in the case of any failure to pay the premium for any insurance policy that is required to be maintained hereunder, thirty (30)) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Owner; or

(iii)

a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities, or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer and such decree or order shall have remained in force, undischarged or unstayed for a period of sixty (60) days; or

(iv)

the Servicer shall consent to the appointment of a conservator, receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Servicer or relating to all, or substantially all, of the Servicer’s property; or

(v)

the Servicer shall admit in writing its inability to pay its debts as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

(vi)

the Servicer shall fail to be an approved servicer of mortgage loans for Fannie Mae in good standing; or

(vii)

the Servicer shall attempt to assign this Agreement or the servicing responsibilities hereunder in contravention of this Agreement; or

(viii)

failure by the Servicer to duly perform within the required time period, its obligations under Sections 4.4 and 4.5, which failure continues unremedied after the Certification Cure Deadline;

then, and in each and every such case, so long as such Event of Default shall not have been remedied, the Owner, by notice in writing to the Servicer (in each such instance, the "Defaulted Servicer"), may, in addition to whatever rights the Owner may have at law or equity, including injunctive relief and specific performance, commence termination of all of the rights and obligations of the Defaulted Servicer under this Agreement pursuant to Section 7.2, and may exercise any and all other remedies available at law or at equity. Upon receipt by the Defaulted Servicer of such written notice from the Owner stating the intent to terminate the Defaulted Servicer as servicer under this Agreement as a result of such Event of Default, all authority and power of the Defaulted Servicer under this Agreement, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in the successor appointed pursuant to Section 9.1. Upon written request from the Owner, the Defaulted Servicer shall, at its sole expense, prepare, execute, and place in such successor’s possession or control all Collateral Files and Credit Files, and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination, all of which shall be undertaken immediately and shall be completed as soon as possible and in all events by not later than forty-five (45) Business Days following the Owner’s request therefor. The Defaulted Servicer agrees to cooperate with the Owner and such successor in effecting the termination of the Defaulted Servicer’s responsibilities and rights hereunder, including, without limitation, the transfer to such successor of all cash amounts that have been credited by the Defaulted Servicer to the Account or the Escrow Account at the time of transfer, and all other amounts that may thereafter be received with respect to the Mortgage Loans and to which the Defaulted Servicer is not entitled pursuant to the terms of this Agreement.

Section 6.2.

Waiver of Defaults

The Owner may waive any default by the Defaulted Servicer in the performance of its obligations hereunder and its consequences. Any such waiver must be in writing to be effective. Upon any waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall, unless otherwise specified in such waiver, be deemed to have been remedied for every purpose of this Agreement unless the Defaulted Servicer fails to comply with the terms of such waiver. No such waiver shall extend to any subsequent or other default or impair any right consequent thereto except to the extent expressly so waived.

Section 6.3.

Survival of Certain Obligations and Liabilities of the Defaulted Servicer

The representations, warranties, covenants, indemnities and agreements of the parties provided in this Agreement and the parties’ obligations hereunder shall survive the execution and delivery and the termination or expiration of this Agreement. Notwithstanding any termination of the rights and obligations of the Servicer pursuant to this Article 6, the Defaulted Servicer shall remain liable for any actions of the Defaulted Servicer taken prior to the effective time of such termination.

ARTICLE 7. TERMINATION

Section 7.1.

Termination of Agreement

This Agreement shall terminate upon either (i) the later of the distribution to the Owner of final payment or liquidation with respect to the last Mortgage Loan subject to this Agreement and each REO Property or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure with respect to the last Mortgage Loan subject to this Agreement and the remittance of all funds due hereunder, or (ii) the mutual written consent of the parties.

Section 7.2.

Termination of the Servicer Upon Unremedied Event of Default

The Owner may, at its sole option, following an unremedied Event of Default and in accordance with Section 6.1, terminate any rights the Servicer may have hereunder. The Owner, with full cooperation of the Servicer, shall arrange for the transfer of servicing, at the Owner’s option, to the Owner or a third party successor servicer pursuant to Section 9.1, and the Servicer shall continue servicing the Mortgage Loans under this Agreement, for the Servicing Fee provided herein, until the Owner gives the Servicer notice of such transfer.

ARTICLE 8.

WHOLE LOAN TRANSFERS AND PASS-THROUGH TRANSFERS

Section 8.1.

Whole-Loan Transfers or Pass-Through Transfers

(a)

The Owner and the Servicer agree that in connection with any Whole Loan Transfer or Pass-Through Transfer permitted under Article 6 of the Purchase Agreement, the Owner, in its sole discretion, may assign its rights under this Agreement with respect to the Mortgage Loans subject to such Whole Loan Transfer or Pass-Through Transfer.

(b)

The Owner shall reimburse the Servicer for all reasonable out-of-pocket expenses, including attorneys’ fees, incurred by the Servicer in connection with any Whole Loan Transfer or Pass-Through Transfer.

(c)

In connection with each Whole Loan Transfer or Pass-Through Transfer permitted under Article 6 of the Purchase Agreement, the Servicer shall: (i) provide the Owner with information and appropriate verification of information in its possession or control as may reasonably be necessary in order to effect such Whole Loan Transfer or Pass-Through Transfer (and, to the extent any such information is in the possession or control of any third party, use commercially reasonable efforts to cause such third party to provide such information); and (ii) cooperate with all reasonable requests and due diligence procedures not otherwise addressed herein.

(d)

With respect to any Whole Loan Transfer or Pass-Through Transfer permitted under Article 6 of the Purchase Agreement in which a prospectus, prospectus supplement or other disclosure document (a "Disclosure Document") is prepared in connection therewith, and in which a substantial portion of the mortgage loans in the related transaction consist of Mortgage Loans, the Servicer shall:

(i)

provide for inclusion as part of such Disclosure Document (A) the regulatory status of the Servicer and its affiliates and (B) delinquency and foreclosure information of the type typically provided by the Servicer in connection with mortgage loans originated by the Sellers and securitized by third parties (the information referred to in this sentence, in the form provided to the Owner, being "Servicer’s Information"): and

(ii)

execute and deliver an Indemnification Agreement in substantially the form attached to Exhibit C of the Purchase Agreement.

(e)

With respect to any Pass-Through Transfer permitted under Article 6 of the
Purchase Agreement in which all or substantially all of the mortgage loans in the related transaction consist of Mortgage Loans, the Servicer shall:

(i)

 execute and deliver a pooling and servicing agreement containing terms and conditions that are consistent with the terms and conditions set forth herein and in the Purchase Agreement and that are customary for public, rated transactions for the issuance of pass-through certificates backed by mortgage loans similar to the Mortgage Loans included in such Pass-Through Transfer, provided, that (A) any servicing reporting requirements must be consistent with the standard practices of the Servicer and (B) each of the parties to such pooling and servicing agreement negotiates in good faith any terms or conditions in such pooling and servicing agreement not specifically referenced or provided for under this Agreement or the Purchase Agreement; and

(ii)

 provide Owner with opinions of counsel as to the Servicer’s corporate authority and the enforceability of the pooling and servicing agreement against the Servicer, audit letters addressing the delinquency and foreclosure statistics of the Servicer and certificates from public officials, each as the Servicer shall reasonably determine to be necessary to effect such Pass-Through Transfer.

(f)

With respect to any Whole Loan Transfer or Pass-Through Transfer in which a Disclosure Document is prepared in connection therewith, the Owner shall:

(i)

provide the Servicer with all drafts of the Servicer’s Information when produced and revise the Servicer’s Information in accordance with the Servicer’s comments to correct any information therein at the Owner’s cost; and

(ii)

(A) indemnify and hold harmless the Servicer against any losses, claims, damages or liabilities to which the Servicer may become subject, under the Securities Act of 1933, as amended, or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) (x) arise out of or are based upon any untrue statement of any material fact contained in such Disclosure Document (other than an untrue statement of material fact contained in the Servicer’s Information), or (y) arise out of or are based upon the omission to state in such Disclosure Document a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (unless the material fact omitted would constitute Servicer’s Information) and (B) reimburse the Servicer for any legal or other expenses reasonably incurred by the Servicer in connection with investigating or defending any such loss, claim, damage, liability or action.

Section 8.2.

Designation of a Master Servicer

(a)

Notwithstanding anything to the contrary contained in this Agreement, the Owner shall have the right, in its sole discretion, upon thirty (30) days’ prior written notice to the Servicer, to appoint and designate a master servicer (the "Master Servicer") as master servicer of Mortgage Loans subject to a permitted Whole Loan Transfer or Pass-Through Transfer. Upon receipt of written notice of such appointment, the Servicer shall promptly enter into a servicing agreement (a "Master Servicing Agreement") to service the Mortgage Loans for the Master Servicer in accordance with the Master Servicer’s requirements; provided, however, that the Servicer shall be under no obligation to enter into any Master Servicing Agreement unless the obligations and duties of the Servicer as a subservicer thereunder (i) are not materially different from than those set forth herein, (ii) do not cause undue burden on the Servicer, (iii) do not expand in any material respect any of the obligations, duties or liabilities of the Servicer hereunder and (iv) will not result in any increased cost to the Servicer. If the Servicer and the Master Servicer enter into a Master Servicing Agreement, the Servicer shall service the Mortgage Loans, and remit and report to the Master Servicer, in accordance with the terms of the Master Servicing Agreement and, to the extent inconsistent therewith, the servicing provisions set forth in this Agreement shall be superseded by the Master Servicing Agreement. If the Servicer and the Master Servicer do not enter into a Master Servicing Agreement, the Servicer shall service the Mortgage Loans, and remit and report to the Master Servicer, in accordance with the terms of this Agreement.

(b)

Upon appointment of a Master Servicer in accordance with Section 8.2(a), the Servicer shall correspond and communicate solely with the Master Servicer regarding the servicing of the Mortgage Loans. The Master Servicer shall have the right as designee of the Owner to enforce the covenants and conditions set forth in this Agreement, and the Servicer shall follow and shall be entitled to rely on the instructions of the Master Servicer under this Agreement as if such instructions were the instructions of the Owner. The Master Servicer shall have the right to give any waivers or consents required or allowed under this Agreement on behalf of the Owner, and the Servicer shall be entitled to rely on such waivers and consents as if such waivers or consents were the waivers or consents of the Owner. The Master Servicer is empowered to enter into and execute and deliver any amendments or modifications to this Agreement as the Owner’s designee hereunder, and such amendments or modifications shall be binding upon the Owner as if the Owner had executed and delivered the same.

(c)

Upon receipt of notice of termination of the Master Servicer, the Servicer shall no longer deal with the Master Servicer and shall instead deal directly with the Owner. From and after receipt of such notice of termination of the Master Servicer, the Servicer shall service the applicable Mortgage Loans in accordance with the provisions of this Agreement and shall give no effect to any Master Servicing Agreement entered into with the Master Servicer.

Section 8.3.

Servicer’s Purchase Right

If, at anytime, either (i) the aggregate Unpaid Principal Balance of any pool of Mortgage Loans that are transferred pursuant to a Whole Loan Transfer ("Transferred Loans") is less than or equal to one percent (1%) of the Unpaid Principal Balance of such Transferred Loans on the date of such Whole Loan Transfer, or (ii) the aggregate Unpaid Principal Balance of any Mortgage Loans serviced hereunder and retained by the Owner ("Portfolio Loans") is less than or equal to one percent (1%) of the Unpaid Principal Balance of such Portfolio Loans on the date of purchase from the applicable Seller, the Servicer may elect, in its sole discretion, to purchase such Transferred Loans or Portfolio Loans, as the case may be. The purchase price of Mortgage Loans purchased by the Servicer pursuant to this Section 8.3 shall equal the lesser of (i) the aggregate fair market value of such Mortgage Loans at the time of purchase by the Servicer and (ii) the aggregate Unpaid Principal Balance of such Mortgage Loans, plus the amount of interest on such Unpaid Principal Balance at the applicable Net Rate from the date to which interest has last been paid and distributed to the Owner to, and including, the last day of the month in which such purchase occurs.

ARTICLE 9.

MISCELLANEOUS PROVISIONS

Section 9.1.

Successor to the Servicer

(a)

Prior to termination of the Servicer’s responsibilities and duties under this Agreement pursuant to Sections 5.4, 6.1, 7.1, or 7.2, the Owner shall either (i) succeed to and assume all of the Servicer’s responsibilities, rights, duties, and obligations under this Agreement from and after the date of such succession, or (ii) appoint a successor to the Servicer that shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Servicer under this Agreement prior to the termination of the Servicer’s responsibilities, duties, and liabilities under this Agreement. If the Servicer’s duties, responsibilities, and liabilities under this Agreement shall be terminated pursuant to any of the foregoing Sections, the Servicer shall discharge such duties and responsibilities with the same degree of diligence and prudence that it is obligated to exercise under this Agreement, from the date it acquires knowledge of such termination until the effective date thereof.

(b)

The Servicer shall promptly deliver to its successor (i) the funds in the Account and the Escrow Account to which the Owner is entitled pursuant to the terms of this Agreement and all other amounts that may thereafter be received with respect to the Mortgage Loans and to which the Servicer is not entitled pursuant to the terms of this Agreement and (ii) all Collateral Files and Credit Files and related documents and statements held by it hereunder. The Servicer shall account for all funds and shall execute and deliver such instruments and do such other things as may reasonably be required to more fully and definitively vest in the successor all such rights, powers, duties, responsibilities, obligations and liabilities of the Servicer.

(c)

Upon a successor’s acceptance of appointment as such, the Owner shall notify the Servicer of such appointment.

(d)

Notwithstanding any termination pursuant to this Agreement, the Servicer shall continue to be entitled to receive all amounts accrued or owing to it under this Agreement on or prior to the effective date of such termination, whether in respect of (i) unreimbursed Servicing Advances or Monthly Advances, (ii) unpaid Servicing Fees or REO Management Fees, or (iii) other servicing compensation, and shall continue to be entitled to the benefits of Section 5.3 notwithstanding any such termination, with respect to events occurring prior to such termination.

Section 9.2.

Amendment

This Agreement may be amended from time to time solely by written agreement signed by each of the parties.

Section 9.3.

Recordation of Agreement; Perfection of Security Interest; Further Assurances

(a)

To the extent necessary under applicable law to protect the interests of the Owner, this Agreement, or a memorandum thereof, is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the Mortgaged Properties are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Owner at the Owner’s expense.

(b)

The Servicer agrees to execute or cause to be executed such documents and take or cause to be taken such actions as may be necessary to effect the intent of this Agreement, including, without limitation, the execution and delivery of instruments of further assurance and the execution and delivery of such other documents, and the taking of such other actions, as maybe reasonably requested by the Owner.

Section 9.4.

Duration of Agreement

This Agreement shall continue in existence and effect until terminated as herein provided.

Section 9.5.

Governing Law

This Agreement shall be governed by and construed in accordance with the laws of the State of New York (including Section 5-1401 of the New York General Obligations Law) and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws without giving effect to conflict of laws principles other than Section 5-1401 of the New York General Obligations Law.

Section 9.6.

General Interpretive Principles

For purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

(i)

the terms defined in this Agreement have the meanings assigned to them in this Agreement and include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other gender;

(ii)

accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles;

(iii)

references herein to "Articles," "Sections," "Subsections," "Paragraphs," and other subdivisions without reference to a document are to designated Articles, Sections, Subsections, Paragraphs, and other subdivisions of this Agreement;

(iv)

a reference to a Subsection without further reference to a Section is a reference to such Subsection as contained in the same Section in which the reference appears, and this rule shall also apply to Paragraphs and other subdivisions;

(v)

the words "herein," "hereof," "hereunder," and other words of similar import refer to this Agreement as a whole and not to any particular provision; and

(vi)

the term "include" or "including" shall mean without limitation by reason of enumeration.

Section 9.7.

Reproduction of Documents

This Agreement and all documents relating hereto, including, without limitation, (i) consents, waivers, and modifications that may hereafter be executed, (ii) documents received by any party on any Closing Date, and (iii) financial statements, certificates, and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, microcard, miniature photographic, or other similar process. Any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business. Any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

Section 9.8.

Notices

All demands, notices, consents, waivers and other communications hereunder shall be in writing and shall be deemed to have been duly given upon receipt (x) in the case of any notice of an Event of Default, if mailed by registered mail, postage prepaid and (y) in the case of any other demand, notice, consent, waiver or other communication, if personally delivered, mailed by registered mail, postage prepaid, delivered by air courier or sent by facsimile to:

(i)

in the case of the Servicer, at the address set forth below or such other address as may hereafter be furnished to the Owner in writing by the Servicer:

Washington Mutual Bank, FA

19850 Plummer St. (Mail Stop N070205)

Chatsworth, CA 91311

Attention: Vice President, Investor Reporting

Telephone: (818) 775-2278

Facsimile: (818) 775-2819

(ii)

in the case of the Owner, at the address set forth below, or such other address as may hereafter be furnished to the Servicer by the Owner:

Greenwich Capital Financial Products, Inc.

600 Steamboat Road

Greenwich, Connecticut 06830

Attention: Tony Palmisano

Telephone: (203) 618-2341

Facsimile: (203) 422-4718

and in the case of any subsequent Owner, as set forth in written notice supplied to the Servicer by such subsequent Owner.

Notwithstanding the foregoing any demand, notice, consent, waiver or communication (other than those referred to in clause (x) above) may be given by any other means if the parties hereto agree to such alternative means in writing.

Section 9.9.

Severability of Provisions

If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be held invalid for any reason, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other covenants, agreements, provisions or terms of this Agreement or the rights of the Owner hereunder. If the invalidity of any part, provision, representation or warranty of this Agreement shall deprive any party of the economic benefit intended to be conferred by this Agreement, the parties shall negotiate in good faith to develop a new structure, the economic effect of which is nearly as possible the same as the economic effect of this Agreement without regard to such invalidity.

Section 9.10.

Exhibits and Schedules

The exhibits and schedules to this Agreement are hereby incorporated and made an integral part of this Agreement.

Section 9.11.

Counterparts; Successors and Assigns

This Agreement may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same agreement. Subject to Sections 5.4, 5.5, 5.6, 6.1, 7.1 and 8.1, this Agreement shall inure to the benefit of and be binding upon the Servicer, the Owner and their respective successors and assigns.

Section 9.12.

Effect of Headings

The headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

Section 9.13.

Other Agreements Superseded; Entire Agreement

This Agreement supersedes all prior agreements and understandings relating to the subject matter hereof. This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof.

Section 9.14.

Attorneys’ Fees

If either party retains an attorney to enforce any of the provisions of this Agreement, the prevailing party shall be entitled to reasonable attorneys’ fees from the other party, including, without limitation, fees incurred in arbitration and in trial and appellate courts, fees incurred without suit, and all arbitration, court and accounting costs.

Section 9.15.

Confidential Information

Each party understands that certain information that has been furnished and shall be furnished in connection with the transactions contemplated under this Agreement is required by applicable law (including, without limitation, the Gramm-Leach-Bliley Act and the regulations promulgated thereunder) to be kept confidential. Each party shall maintain the confidentiality of such information and shall not, without the written consent of the party furnishing such information, disclose it to third parties or use it except in connection with the transactions contemplated by this Agreement or as permitted by applicable law.

Section 9.16.

Nonsolicitation

The Servicer covenants and agrees that it shall not take any action to solicit the refinancing of any Mortgage Loan following the date hereof or provide information to any other entity to solicit the refinancing of any Mortgage Loan; provided that, the foregoing shall not preclude the Servicer or any of its affiliates from (a) engaging in general solicitations to its customer base, including by mass mailing or as part of monthly or periodic statements mailed to its borrowers or to holders of deposit or other accounts, (b) engaging in solicitations to the general public including without limitation by mass mailing, newspaper, radio, television or other media which are not specifically directed toward the Mortgagors, (c) engaging in solicitations of optional insurance or other bank products (not including mortgage loans), (d) refinancing the Mortgage Loan of any Mortgagor who, without solicitation, contacts the Servicer to request the refinancing of the related Mortgage Loan, or (e) engaging in any action to solicit the refinancing of any Mortgage Loan to the extent such action would be permitted under the Fannie Mae Selling Guide or the Fannie Mae Servicing Guide.

[signatures follow]

TO WITNESS THIS, the Servicer and the Owner have caused their names to be signed to this Servicing Agreement by their respective officers duly authorized as of the day and year first written above.

SERVICER:

WASHINGTON MUTUAL BANK, FA

A federally chartered savings bank

By:        /s/ Michael L. Parker

Name:

Michael L. Parker

Title:

Senior Vice President

OWNER:

GREENWICH CAPITAL FINANCIAL

PRODUCTS, INC.

a Delaware corporation

By:        /s/ Antony Palmisano

Name:

/s/ Antony Palmisano

Title:

Senior Vice President

STATE OF

)

) ss.

COUNTY OF

)

This instrument was acknowledged before me on________________, 2004, by

_________________as ____________________ of Greenwich Capital Financial

Products, Inc.

[Print Name]  ____________________________

NOTARY PUBLIC in and for the State of

_________, residing at _____________________

My commission expires  ____________________

EXHIBIT A

FORM OF REQUEST FOR RELEASE OF DOCUMENTS AND RECEIPT

To:      [Name/Address of Owner]

Attention:

Telephone:

Facsimile:

Re:      Servicing Agreement dated as of June 1, 2004 (the "Servicing Agreement") between Greenwich Capital Financial Products, Inc. (the "Owner") and Washington Mutual Bank, FA (the "Servicer")

In connection with the administration of the Mortgage Loans that we service on your behalf pursuant to the Servicing Agreement, we request the release, and acknowledge receipt of the Collateral File/[specify documents]) for the Mortgage Loan described below, for the reason indicated.

Mortgagor’s Name, Address and Zip Code:

Mortgage Loan Number:

Reason for Requesting Documents: (check one)

_____ 1.   Mortgage Loan paid in full.   (The Servicer hereby certifies that all amounts

received in connection therewith have been credited to the Account as provided in the Servicing Agreement.)

_____ 2.   Mortgage Loan in foreclosure.

_____ 3.   Repurchase pursuant to the Servicing Agreement or the Purchase Agreement.

(The Servicer hereby certifies that the repurchase price has been credited to the Account.)

_____ 4.   Mortgage Loan liquidated by                                                 . (The Servicer hereby certifies that all proceeds of the foreclosure, insurance, condemnation or other liquidation have been finally received and credited to the Account pursuant to the Servicing Agreement.)

_____ 5.   Other (Explain):                                                .

If box 1, 2 or 3 above is checked, and if all or part of the Collateral File was previously released to us, please release to us our previous request and receipt on file with you, as well as any additional documents in your possession relating to the specified Mortgage Loan.

If box 4 or 5 above is checked, upon our return of all of the above documents to you, please acknowledge your reception by signing in the space indicated below and returning this form.

WASHINGTON MUTUAL BANK, FA

By:

Name:

Title:

Acknowledgment of Documents returned to the Owner:

GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.

By:

Name:

Title:

Date:

EXHIBIT B

ACCOUNT LETTER AGREEMENT

_____________________________, ____

To:

(the "Depository")

As the "Servicer" under the Servicing Agreement dated as of June 1, 2004, between the Servicer and the Owner named therein (the "Agreement"), we hereby authorize and request you to establish an account, as an Account pursuant to Section 2.4 of the Agreement, to be designated as "Washington Mutual Bank, FA, in trust for Greenwich Capital Financial Products, Inc., as Owner, and any successor Owner." All deposits in the account shall be subject to withdrawal therefrom by order signed by the Servicer. You may refuse any deposit that would result in violation of the requirement that the account be fully insured as described below. This letter is submitted to you in duplicate. Please execute and return one original to us.

By:

Name:

Title:

The undersigned, as the "Depository," hereby certifies that the above-described account has been established under Account Number, at the office of the Depository indicated above, and agrees to honor withdrawals on such account as provided above. The full amount deposited at any time in the account will be insured by the Federal Deposit Insurance Corporation.

Name of Depository)

By:

Name:

Title:

EXHIBIT C

ESCROW ACCOUNT LETTER AGREEMENT

To:

  :

  :

  :

(the "Depository")

As the "Servicer" under the Servicing Agreement dated as of June 1, 2004, between the Servicer and the Owner named therein (the "Agreement"), we hereby authorize and request you to establish an account, as an Escrow Account pursuant to Section 2.6 of the Agreement, to be designated as "Washington Mutual Bank, FA, in trust for Greenwich Capital Financial Products, Inc., as Owner, and any successor Owner, and certain Mortgagors." All deposits in the account pursuant to the Agreement shall be subject to withdrawal therefrom by order signed by the Servicer. You may refuse any deposit that would result in violation of the requirement that the account by fully insured as described below. This letter is submitted to you in duplicate. Please execute and return one original to us.

By:

Name:

Title:

The undersigned, as the "Depository," hereby certifies that the above-described account has been established under Account Number, at the office of the Depository indicated above, and agrees to honor withdrawals on such account as provided above. The full amount deposited at any time in the account will be insured by the Federal Deposit Insurance Corporation.

(Name of Depository)

By:

Name:

Title:

EXHIBIT D

FORM OF OFFICER’S CERTIFICATE

I, [name of certifying individual], a duly elected and acting officer of Washington Mutual Bank, FA (the "Servicer"), certify pursuant to Section 4.4(b) of the Servicing Agreement dated as of June 1, 2004 (as from time to time amended or replaced by a reconstituted servicing or other successor servicing agreement, the "Servicing Agreement") between the Servicer and Greenwich Capital Financial Products, Inc. (the "Owner") to the Owner and each other Person entitled to receive servicing reports provided pursuant to Section 3.2(a) of the Servicing Agreement (the "Servicing Reports"), each Person, if any, who "controls" the Owner or such other Person within the meaning of the Securities Act of 1933, as amended, and their respective officers and directors, with respect to the calendar year immediately preceding the date of this Certificate (the "Relevant Year"), as follows:

1.

For purposes of this Certificate, "Relevant Information" means the information in the certificate provided pursuant to Section 4.4(a) of the Servicing Agreement (the "Annual Compliance Certificate") for the Relevant Year and the information in all Servicing Reports provided by the Servicer during the Relevant Year. Based on my knowledge, the Relevant Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein which is necessary to make the statements made therein, in light of the circumstances under which such statements were made, not misleading as of the last day of the Relevant Year.

2.

The Relevant Information has been provided to those Persons entitled to receive it.

3.

I am responsible for reviewing the activities performed by the Servicer under the Servicing Agreement during the Relevant Year. Based upon the review required by the Servicing Agreement and except as disclosed in the Annual Compliance Certificate or the accountants’ statement provided pursuant to Section 4.5, to the best of my knowledge, the Servicer has fulfilled its obligations under the Servicing Agreement throughout the Relevant Year.

DATED as of ___________  __ 200__.

By:

Name:

Title:

EXECUTION VERSION

REGULATION AB AMENDMENT TO SERVICING AGREEMENT

This REGULATION AB AMENDMENT TO SERVICING AGREEMENT dated as of June 1, 2006 (the "Amendment") between WASHINGTON MUTUAL BANK, a savings bank organized under the laws of the United States, as servicer (the "Servicer"), and GREENWICH CAPITAL FINANCIAL PRODUCTS, INC., a Delaware corporation, as owner (the "Owner"), is made with respect to the Servicing Agreement dated as of June 1, 2004 (the "Original Servicing Agreement") between the Servicer and the Owner.  Capitalized terms used in this Amendment without definition have the meanings assigned to them in the Original Servicing Agreement.

The parties wish to amend the Original Servicing Agreement in order to facilitate compliance by the Owner and its assignees with Regulation AB (as defined below).

Accordingly, the parties agree as follows:

ARTICLE I

AMENDMENTS

Section 1.1.

Definitions

(a)

Article 1 of the Original Servicing Agreement is amended by adding the following definitions:

Commission:  The United States Securities and Exchange Commission.

Depositor:  The depositor, as such term is defined in Regulation AB, with respect to any Securitization Transaction.

Exchange Act:  The Securities Exchange Act of 1934, as amended.

Issuing Entity:  The issuing entity, as such term is defined in Regulation AB, with respect to any Securitization Transaction.

Participating Entity:  As defined in Section 8.7(a)(iii).

Permitted Reconstitution:  A Whole Loan Transfer or Securitization Transaction that complies with the provisions of Section 6.1(a).

Reconstitution:  Any Securitization Transaction or Whole Loan Transfer.

Reconstitution Agreement:  An agreement or agreements entered into by the Sellers and the Purchaser and/or certain third parties, including a master servicer, in connection with a Reconstitution with respect to any or all of the Mortgage Loans serviced under this Agreement.

Regulation AB:  Subpart 229.1100 – Asset Backed Securities (Regulation AB), 17 C.F.R. §§229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

Required Notice:  With respect to any Reconstitution, 15 days’ prior written notice, in each case, (i) accompanied by loan-level data with respect to the Mortgage Loans intended for inclusion in such Reconstitution and (ii) specifying the percentage of mortgage loans in the entire related transaction that consist of Mortgage Loans.

Sarbanes Certification:  As defined in Section 8.7(a)(iv).

Securities Act:  The Securities Act of 1933, as amended.

Securitization Transaction:  Any transaction involving either (1) a sale or other transfer of some or all of the Mortgage Loans directly or indirectly to an issuing entity in connection with an issuance of publicly offered or privately placed, rated or unrated mortgage-backed securities or (2) an issuance of publicly offered or privately placed, rated or unrated securities, the payments on which are determined primarily by reference to one or more portfolios of residential mortgage loans consisting, in whole or in part, of some or all of the Mortgage Loans.

Servicer Information:  The information provided by the Servicer, any Subservicer or any Subcontractor pursuant to Section 8.5(a) and (b).

Servicing Criteria:  The “servicing criteria” set forth in Item 1122(d) of Regulation AB, as such may be amended from time to time.

Sponsor:  The sponsor, as such term is defined in Regulation AB, with respect to any Securitization Transaction.

Subcontractor:  Any vendor, subcontractor or other Person that is not responsible for the overall servicing (as “servicing” is commonly understood by participants in the mortgage-backed securities market) of Mortgage Loans but performs one or more discrete functions identified in Item 1122(d) of Regulation AB with respect to Mortgage Loans under the direction or authority of the Servicer or a Subservicer.

Subservicer:  Any Person that services Mortgage Loans on behalf of the Servicer or any Subservicer and is responsible for the performance (whether directly or through Subservicers or Subcontractors) of a substantial portion of the material servicing functions required to be performed by the Servicer under this Agreement or any Reconstitution Agreement that are identified in Item 1122(d) of Regulation AB.

(b)

Article 1 of the Original Servicing Agreement is amended by amending and restating the following definitions in their entirety:

Disclosure Document:  With respect to any Securitization Transaction, a prospectus, prospectus supplement, private placement memorandum or offering circular prepared in connection with such Securitization Transaction.

Master Servicer:  With respect to any Securitization Transaction, the “master servicer,” if any, identified in the related transaction documents, to the extent such master servicer is responsible for executing the Sarbanes Certification  or any other report filed with the Commission under the Exchange Act.

Portfolio Loans:  As defined in Section 8.1(d).

Securitization Transaction:  Any transaction involving either (1) a sale or other transfer of some or all of the Mortgage Loans directly or indirectly to an issuing entity in connection with an issuance of publicly offered or privately placed, rated or unrated mortgage-backed securities or (2) an issuance of publicly offered or privately placed, rated or unrated securities, the payments on which are determined primarily by reference to one or more portfolios of residential mortgage loans consisting, in whole or in part, of some or all of the Mortgage Loans.

Transferred Loans:  As defined in Section 8.1(d).

Whole Loan Transfer:  Any sale or transfer of some or all of the Mortgage Loans, other than a Securitization Transaction.

(c)

Article 1 of the Original Servicing Agreement is amended by deleting the following definitions: “Certification Cure Deadline,” "Indemnified Party," “Master Servicing Agreement,” "Pass-Through Transfer" and "Servicer’s Information."

(d)

The following provisions of the Original Servicing Agreement shall cease to be effective as of December 31, 2006:  Sections 4.4 and 4.5 and the related definitions of "Indemnitee," "Management Assertion" and "USAP" in Article 1.

(e)

Section 6.1 of the Original Servicing Agreement is amended and restated in its entirety to read as follows:

Section 6.1.

Events of Default

In case one or more of the following Events of Default by the Servicer shall occur and be continuing:

(i)

any failure by the Servicer to remit to the Owner when due any payment required to be made under the terms of this Agreement, which failure continues unremedied for a period of three (3) Business Days after the date on which written notice of such failure requiring the same to be remedied, shall have been received by the Servicer, from the Owner, or

(ii)

except as otherwise provided in clause (viii) or (ix) below, any failure by the Servicer to duly observe or perform, in any material respect, any other covenant, obligation or agreement of the Servicer as set forth in this Agreement, which failure continues unremedied for a period of sixty (60) (or, in the case of any failure to pay the premium for any insurance policy that is required to be maintained hereunder, thirty (30) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Owner; or

(iii)

a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities, or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer and such decree or order shall have remained in force, undischarged or unstayed for a period of sixty (60) days; or

(iv)

the Servicer shall consent to the appointment of a conservator, receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Servicer or relating to all, or substantially all, of the Servicer’s property; or

(v)

the Servicer shall admit in writing its inability to pay its debts as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

(vi)

the Servicer shall fail to be an approved servicer of mortgage loans for Fannie Mae, in good standing; or

(vii)

the Servicer shall attempt to assign this Agreement or the servicing responsibilities hereunder in contravention of this Agreement; or

(viii)

any failure by the Servicer, any Subservicer or Subcontractor to deliver any information, report, certification, accountants’ letter or other material when and as required under Sections 8.4(b), 8.5(b), 8.5(c) or 8.5(d); or

(ix)

any failure by the Servicer, any Subservicer or any Subcontractor to deliver any information, report, certification or accountants’ letter when and as required under Section 8.6 or 8.7, including any failure by the Servicer to identify pursuant to Section 8.8(b) any Subcontractor “participating in the servicing function” within the meaning of Item 1122 of Regulation AB (unless such failure to identify a Subcontractor as a Participating Entity was attributable solely to the role or function of such Subcontractor with respect to mortgage loans other than Mortgage Loans), which failure continues unremedied for five calendar days after the date on which such information, report, certification or accountants’ letter was required;

then, and in each and every such case, so long as such Event of Default shall not have been remedied, the Owner, by notice in writing to the Servicer (in each such instance, the “Defaulted Servicer”), may, in addition to whatever rights the Owner may have at law or equity, including injunctive relief and specific performance, commence termination of all of the rights and obligations of the Defaulted Servicer under this Agreement pursuant to Section 7.2, and may exercise any and all other remedies available at law or at equity.  Notwithstanding the foregoing, with respect to any failure described in clause (viii) or (ix) above, in the event that the Defaulted Servicer (or any applicable Subservicer or Subcontractor) delivers any missing information, report, certification or accountants’ letter, following the date on which such delivery is due (and, in the case of clause (ix) following the expiration of the five calendar day cure period provided therein), and the Master Servicer or Depositor, as the case may be, despite such late delivery, files the related Exchange Act report on time without having to file a Form 12b-25 related to a notification of an inability to make a timely Exchange Act report filing and the Servicer indemnifies and promptly reimburses the Master Servicer and Depositor pursuant to Section 8.9(b) for all costs and expenses incurred as a result of such delay, any notice given by the Master Servicer declaring an Event of Default shall be automatically revoked and the delay in providing the missing information, report, certification or accountants’ letter  shall cease to constitute an Event of Default.  Upon receipt by the Defaulted Servicer of such written notice from the Owner stating the intent to terminate the Defaulted Servicer as servicer under this Agreement as a result of such Event of Default, all authority and power of the Defaulted Servicer under this Agreement, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in the successor appointed pursuant to Section 9.1.  Upon written request from the Owner, the Defaulted Servicer shall, at its sole expense, prepare, execute, and place in such successor’s possession or control all Mortgage Files and Credit Files, and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination, all of which shall be undertaken immediately and shall be completed as soon as possible and in all events by not later than forty-five (45) Business Days following the Owner’s request therefor.  The Defaulted Servicer agrees to cooperate with the Owner and such successor in effecting the termination of the Defaulted Servicer’s responsibilities and rights hereunder, including, without limitation, the transfer to such successor of all cash amounts that have been credited by the Defaulted Servicer to the Account or the Escrow Account at the time of transfer, and all other amounts that may thereafter be received with respect to the Mortgage Loans and to which the Defaulted Servicer is not entitled pursuant to the terms of this Agreement.  The Defaulted Servicer shall promptly reimburse the Owner (or any designee of the Owner, such as a master servicer) and any Depositor, as applicable, for all reasonable expenses incurred by the Owner (or such designee) or such Depositor as such are incurred, in connection with the termination of the Defaulted Servicer as servicer and the transfer of servicing of the Mortgage Loans to a successor servicer. The provisions of this paragraph shall not limit whatever rights the Owner or any Depositor may have under other provisions of this Agreement and/or any applicable Reconstitution Agreement or otherwise, whether in equity or at law, such as an action for damages, specific performance or injunctive relief.

(f)

Article 8 of the Original Servicing Agreement is amended and restated in its entirety to read as follows:

ARTICLE 8
RECONSTITUTIONS; REGULATION AB COMPLIANCE

Section 8.1

Reconstitutions; Servicer’s Purchase Right

(a)

Upon Required Notice to the Servicer and subject to the terms and conditions in Article 6 of the Purchase Agreement, the Owner may, at its sole option, effect one or more Whole Loan Transfers or Securitization Transactions with respect to some or all of the Mortgage Loans (each, a "Permitted Reconstitution").  In connection with any Permitted Reconstitution, the Owner, in its sole discretion, may assign its rights under this Agreement with respect to the Mortgage Loans subject to such Permitted Reconstitution, and the Servicer shall service the affected Mortgage Loans as the servicer, or as subservicer, if a Master Servicer is employed as provided in clause (iii) of Section 8.2, on the terms and conditions set forth herein and in any related Reconstitution Agreement.

(b)

The Owner shall reimburse the Servicer for all reasonable out-of-pocket expenses, including attorneys’ fees, incurred by the Servicer in connection with any Reconstitution.

(c)

With respect to any Permitted Reconstitution, the Servicer shall (i) provide the Owner with information and appropriate verification of information in its possession or control as may reasonably be necessary in order to effect such Reconstitution (and, to the extent any such information is in the possession or control of any third party, use commercially reasonable efforts to cause such third party to provide such information); and (ii) cooperate with all reasonable requests and due diligence procedures not otherwise addressed herein.

(d)

If, at any time, either (i) the aggregate Unpaid Principal Balance of any pool of Mortgage Loans that are transferred pursuant to a Whole Loan Transfer (“Transferred Loans”) is less than or equal to one percent (1%) of the Unpaid Principal Balance of such Transferred Loans on the date of such Whole Loan Transfer, or (ii) the aggregate Unpaid Principal Balance of any Mortgage Loans serviced hereunder and retained by the Owner (“Portfolio Loans”) is less than or equal to one percent (1%) of the Unpaid Principal Balance of such Portfolio Loans on the date of purchase from the applicable Seller, the Servicer may elect, in its sole discretion, to purchase such Transferred Loans or Portfolio Loans, as the case may be.  The purchase price of Mortgage Loans purchased by the Servicer pursuant to this Section 8.1(d) shall equal the lesser of (i) the aggregate fair market value of such Mortgage Loans at the time of purchase by the Servicer and (ii) the aggregate Unpaid Principal Balance of such Mortgage Loans, plus the amount of interest on such Unpaid Principal Balance at the applicable Net Rate from the date to which interest has last been paid and distributed to the Owner to, and including, the last day of the month in which such purchase occurs.

(e)

The Owner shall promptly notify the Servicer if the percentage of Mortgage Loans in the entire related transaction increases above the percentage specified in the Required Notice.

Section 8.2

Reconstitution Agreements

In connection with each Permitted Reconstitution, the Servicer shall:

(i)

execute and deliver a Reconstitution Agreement containing terms and conditions that are consistent with the terms and conditions set forth herein and in the Purchase Agreement and, in the case of a Securitization Transaction, that are customary for publicly offered securities or privately placed securities, as the case may be, backed by mortgage loans similar to the Mortgage Loans included in such Securitization Transaction, provided that (A) any servicing reporting requirements must be consistent with the standard practices of the Servicer; and (B) such Reconstitution Agreement does not expand in any material respect any of the obligations, duties or liabilities of the Servicer under this Agreement or result in any increased cost to the Servicer;

(ii)

with respect to any Securitization Transaction in which all or substantially all of the mortgage loans in the entire related transaction consist of Mortgage Loans, (A) execute and deliver a pooling and servicing agreement that meets the requirements of clause (i) above, provided that each of the parties to such pooling and servicing agreement negotiates in good faith any terms or conditions in such pooling and servicing agreement not specifically referenced or provided for under this Agreement or the Purchase Agreement; and (B) provide the Owner with opinions of counsel as to the Servicer’s corporate authority and the enforceability of the pooling and servicing agreement against the Servicer and certificates from public officials, each as the Servicer shall reasonably determine to be necessary to effect such Securitization Transaction; and

(iii)

in the event the Owner or its assignee elects to appoint and designate a master servicer of Mortgage Loans pursuant to a Reconstitution Agreement, (A) the Servicer shall service the Mortgage Loans, and remit and report to the master servicer, in accordance with the terms of this Agreement and the related Reconstitution Agreement; (B) the master servicer shall have the right as designee of the Owner to enforce the covenants and conditions set forth in, and to give any waivers or consents required or allowed under, this Agreement on behalf of the Owner; and (C) the Servicer shall follow and shall be entitled to rely on the instructions and any waiver or consents of the master servicer under this Agreement as if such instructions were the instructions of the Owner.

Section 8.3

Intent of the Parties; Reasonableness

The Owner and the Servicer acknowledge and agree that the purpose of Sections 8.4, 8.5, 8.6, 8.7, 8.8 and 8.9 is to facilitate compliance by the Owner and any Depositor with the provisions of Regulation AB and related rules and regulations of the Commission.  Although Regulation AB is applicable by its terms only to offerings of asset-backed securities that are registered under the Securities Act, the Company acknowledges that investors in privately offered securities may require that the Purchaser and any Depositor provide comparable disclosure in unregistered offerings.  References in this Agreement to compliance with Regulation AB include provision of comparable disclosure in private offerings.

Neither the Owner nor any Depositor shall exercise its right to request delivery of information or other performance under these provisions other than in good faith, or for purposes other than compliance with the Securities Act, the Exchange Act and the rules and regulations of the Commission thereunder (or the provision in a private offering of disclosure comparable to that required under the Securities Act).  The Servicer acknowledges that interpretations of the requirements of Regulation AB may change over time, whether due to interpretive guidance provided by the Commission or its staff, consensus among participants in the asset-backed securities markets, advice of counsel, or otherwise, and agrees to comply with requests made by the Owner, the Master Servicer or any Depositor in good faith for delivery of information under these provisions on the basis of evolving interpretations of Regulation AB.  Each party agrees that it shall cooperate in good faith to amend this Amendment and/or the Original Servicing Agreement in light of any changes in the interpretations of the requirements of Regulation AB over time, whether due to interpretive guidance provided by the Commission or its staff, consensus among participants in the asset-backed securities markets, advice of counsel, or otherwise.  In connection with any Securitization Transaction, the Servicer shall cooperate fully with the Owner and the Master Servicer to deliver to the Owner (including any of its assignees or designees), the Master Servicer and any Depositor, any and all statements, reports, certifications, records and any other information necessary in the good faith determination of the Owner, the Master Servicer or such Depositor to permit the Owner, the Master Servicer or such Depositor to comply with the provisions of Regulation AB, together with such disclosures relating to the Servicer, any Subservicer, any Third-Party Originator and the Mortgage Loans, or the servicing of the Mortgage Loans, reasonably believed by the Owner or such Depositor to be necessary in order to effect such compliance.

The Owner (including any of its assignees or designees) shall cooperate with the Servicer by providing timely notice of requests for information under these provisions and by reasonably limiting such requests to information required, in the Owner’s reasonable judgment, to comply with Regulation AB.

Section 8.4

Additional Representations and Warranties of the Servicer

(a)

The Servicer shall be deemed to represent to the Owner and to any Depositor, as of the date on which information is first provided to the Owner or such Depositor under Section 8.5 for a Permitted Reconstitution that, except as disclosed in writing to the Owner or such Depositor, as applicable, prior to such date:  (i) the Servicer is not aware and has not received notice that any default, early amortization or other performance triggering event has occurred as to any other securitization due to any act or failure to act of the Servicer; (ii) the Servicer has not been terminated as servicer in a residential mortgage loan securitization, either due to a servicing default or to application of a servicing performance test or trigger; (iii) no material noncompliance with the applicable servicing criteria with respect to other securitizations of residential mortgage loans involving the Servicer as servicer has been disclosed or reported by the Servicer; (iv) no material changes to the Servicer’s policies or procedures with respect to the servicing function it will perform under this Agreement and any Reconstitution Agreement for mortgage loans of a type similar to the Mortgage Loans have occurred during the three-year period immediately preceding the related Securitization Transaction; (v) there are no aspects of the Servicer’s financial condition that could have a material adverse effect on the performance by the Servicer of its servicing obligations under this Agreement or any Reconstitution Agreement; (vi) there are no material legal or governmental proceedings pending (or known to be contemplated) against the Servicer or any Subservicer; and (vii) there are no affiliations, relationships or transactions relating to the Servicer or any Subservicer with respect to any Securitization Transaction and any party thereto identified by the related Depositor of a type described in Item 1119 of Regulation AB (other than the affiliation between the Servicer and Washington Mutual Bank fsb).

(b)

If so requested by the Owner, the Master Servicer or any Depositor on any date following the date on which information is first provided to the Owner or such Depositor under Section 8.5, the Servicer shall, within five Business Days following such request, confirm in writing the accuracy of the representations and warranties set forth in Section 8.4(a) or, if any such representation and warranty is not accurate as of the date of such request, provide reasonably adequate disclosure of the pertinent facts, in writing, to the requesting party.

Section 8.5

Information to Be Provided by the Servicer

In connection with any Securitization Transaction that is a Permitted Reconstitution, the Servicer shall (x) within five Business Days following request by the Owner or any Depositor, provide to the Owner and such Depositor (or, as applicable, cause each Subservicer to provide), in writing and in form and substance reasonably satisfactory to the Owner and such Depositor, the information and materials specified in Sections 8.5(a) and (d), and (y) as promptly as practicable following notice to or discovery by the Servicer, provide to the Owner and any Depositor (in writing and in form and substance reasonably satisfactory to the Owner and such Depositor) the information specified in Section 8.5(b).

(a)

If so requested by the Owner or any Depositor, the Servicer shall provide such information regarding the Servicer, as servicer of the Mortgage Loans, and, as applicable, each Subservicer, as is requested for the purpose of compliance with Item 1108 of Regulation AB.  Such information shall include, at a minimum:

(i)

the Servicer’s and each Subservicer’s form of organization;

(ii)

a description of any material legal or governmental proceedings pending (or known to be contemplated) against the Servicer and each Subservicer;

(iii)

a description of any affiliation or relationship between the Servicer and each Subservicer and any of the following parties to a Securitization Transaction, as such parties are identified to the Servicer by the Owner or any Depositor in writing not less than five (5) Business Days in advance of such Securitization Transaction:

(A)

the Sponsor;

(B)

the Depositor;

(C)

the Issuing Entity;

(D)

any servicer;

(E)

any trustee;

(F)

any originator;

(G)

any significant obligor;

(H)

any enhancement or support provider; and

(I)

any other material transaction party.

(iv)

a description of how long the Servicer and each Subservicer have been servicing residential mortgage loans; a general discussion of the Servicer’s and each Subservicer’s experience in servicing assets of any type as well as a more detailed discussion of the Servicer’s and each Subservicer’s experience in, and procedures for, the servicing function it will perform under this Agreement and any Reconstitution Agreement; information regarding the size, composition and growth of the Servicer’s and each Subservicer’s portfolio of residential mortgage loans of a type similar to the Mortgage Loans and information on factors related to the Servicer and each Subservicer that may be material, in the good faith judgment of the Owner or any Depositor, to any analysis of the servicing of the Mortgage Loans or the related asset-backed securities, as applicable, including, without limitation:

(A)

whether any prior securitizations of mortgage loans of a type similar to the Mortgage Loans involving the Servicer or any Subservicer have defaulted or experienced an early amortization or other performance triggering event because of servicing during the three-year period immediately preceding the related Securitization Transaction;

(B)

the extent of outsourcing the Servicer and each Subservicer utilizes;

(C)

whether there has been previous disclosure of material noncompliance with the applicable servicing criteria with respect to other securitizations of residential mortgage loans involving the Servicer or any  Subservicer during the three-year period immediately preceding the related Securitization Transaction;

(D)

whether the Servicer or any Subservicer has been terminated as servicer in a residential mortgage loan securitization, either due to a servicing default or to application of a servicing performance test or trigger; and

(E)

such other information as the Owner or any Depositor may reasonably request for the purpose of compliance with Item 1108(b)(2) of Regulation AB;

(v)

a description of any material changes during the three-year period immediately preceding the related Securitization Transaction to the Servicer’s and each Subservicer’s policies or procedures with respect to the servicing function it will perform under this Agreement and any Reconstitution Agreement for mortgage loans of a type similar to the Mortgage Loans;

(vi)

information regarding the Servicer’s and each Subservicer’s financial condition, to the extent that there is a material risk that an adverse financial event or circumstance involving the Servicer or Subservicer could have a material adverse effect on the performance by the Servicer or Subservicer of its servicing obligations under this Agreement or any Reconstitution Agreement;

(vii)

information regarding advances made by the Servicer and each Subservicer on the Mortgage Loans and the Servicer’s and Subservicer’s overall servicing portfolio of residential mortgage loans for the three-year period immediately preceding the related Securitization Transaction, which may be limited to a statement by an authorized officer of the Servicer or Subservicer to the effect that the Servicer or Subservicer has made all advances required to be made on residential mortgage loans serviced by it during such period, or, if such statement would not be accurate, information regarding the percentage and type of advances not made as required, and the reasons for such failure to advance;

(viii)

a description of the Servicer’s and each Subservicer’s processes and procedures designed to address any special or unique factors involved in servicing loans of a similar type as the Mortgage Loans;

(ix)

a description of the Servicer’s and each Subservicer’s processes for handling delinquencies, losses, bankruptcies and recoveries, such as through liquidation of mortgaged properties, sale of defaulted mortgage loans or workouts; and

(x)

information as to how the Servicer and each Subservicer defines or determines delinquencies and charge-offs, including the effect of any grace period, re-aging, restructuring, partial payments considered current or other practices with respect to delinquency and loss experience.

(b)

For the purpose of satisfying the Purchaser’s or any Depositor’s reporting obligation under the Exchange Act with respect to any class of asset-backed securities, the Servicer shall (or shall cause each Subservicer to) within five Business Days following such request (i) notify the Owner, the Master Servicer and such Depositor in writing of (A) any material litigation or governmental proceedings pending against the Servicer or any Subservicer, (B) any affiliations or relationships that develop following the closing date of a Securitization Transaction between the Servicer or any Subservicer and any of the parties specified in clause (iii) of Section 8.5(a) (and any other parties identified in writing by the requesting party) with respect to such Securitization Transaction, (C) the Servicer’s failure be an approved servicer of mortgage loans for Fannie Mae and Freddie Mac, in good standing, and (D) the Servicer’s entry into an agreement with a Subservicer to perform or assist in the performance of any of the Servicer’s obligations under the Agreement or any Reconstitution Agreement and (ii) provide to the Owner and such Depositor a description of such proceedings, affiliations or relationships.

(c)

As a condition to the succession to the Servicer or any Subservicer as servicer or subservicer under this Agreement or any Reconstitution Agreement by any Person (i) into which the Servicer or such Subservicer may be merged or consolidated, or (ii) which may be appointed as a successor to the Servicer or any Subservicer, the Servicer shall provide to the Owner, the Master Servicer and any Depositor, at least 15 calendar days prior to the effective date of such succession or appointment, (x) written notice to the Owner and such Depositor of such succession or appointment and (y) in writing and in form and substance reasonably satisfactory to the Owner and such Depositor, all information reasonably requested by the Owner or such Depositor in order to comply with its reporting obligation under Item 6.02 of Form 8-K with respect to any class of asset-backed securities.

(d)

In addition to such information as the Servicer is obligated to provide pursuant to other provisions of this Agreement:

(i)

The Servicer or any Subservicer shall, to the extent the Servicer or such Subservicer has knowledge thereof, provide to the party responsible for filing distribution reports on Form 10-D in respect of any Securitization Transaction that includes any of the Mortgage Loans serviced by the Servicer or such Subservicer notice of the occurrence of any of the following events along with all information as may be required to be included in the related distribution report on Form 10-D (as specified in the provisions of Regulation AB referred to below):

(A)

any material modifications, extensions or waivers of pool asset terms, fees, penalties or payments during the distribution period or that have cumulatively become material over time (Item 1121(a)(11) of Regulation AB);

(B)

material breaches of pool asset representations or warranties or transaction covenants (Item 1121(a)(12) of Regulation AB); and

(C)

information regarding any repurchases of Mortgage Loans) (Item 1121(a)(14) of Regulation AB).

The foregoing information shall be provided in such form as may be mutually agreed by the Owner, the Servicer and the Master Servicer.

(ii)

Upon request of the Depositor or Master Servicer, the Servicer shall provide to the Purchaser, the Master Servicer and any Depositor, (A) evidence of the authorization of the person signing any certification or statement and (B) to supplement the publicly available financial statements of the Servicer, such financial information and other information related to the Servicer or any Subservicer or to the Servicer’s or such Subservicer’s performance hereunder that can be provided without violation of any applicable law and is reasonably available to the Servicer without unreasonable effort or expense.

Section 8.6.

Servicer Compliance Statement

On or before March 10 of each calendar year, commencing in 2007, the Servicer shall deliver to the Owner, the Master Servicer and any Depositor a statement of compliance addressed to the Owner, the Master Servicer and such Depositor and signed by an authorized officer of the Servicer, to the effect that (i) a review of the Servicer’s activities during the immediately preceding calendar year (or applicable portion thereof) and of its performance under this Agreement and any applicable Reconstitution Agreement during such period has been made under such officer’s supervision, and (ii) to the best of such officer’s knowledge, based on such review, the Servicer has fulfilled all of its obligations under this Agreement and any applicable Reconstitution Agreement in all material respects throughout such calendar year (or applicable portion thereof) or, if there has been a failure to fulfill any such obligation in any material respect, specifically identifying each such failure known to such officer and the nature and the status thereof.

Section 8.7

Report on Assessment of Compliance and Attestation

(a)

On or before March 10 of each calendar year, commencing in 2007, the Servicer shall:

(i)

deliver to the Owner, the Master Servicer and any Depositor a report (in form and substance reasonably satisfactory to the Owner, the Master Servicer and such Depositor) regarding the Servicer’s assessment of compliance with the Servicing Criteria during the immediately preceding calendar year, as required under Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB.  Such report shall be addressed to the Owner, the Master Servicer and such Depositor and signed by an authorized officer of the Servicer, and shall address each of the Servicing Criteria specified on Exhibit F hereto;

(ii)

deliver to the Owner, the Master Servicer and any Depositor a report of a registered public accounting firm reasonably acceptable to the Owner, the Master Servicer and such Depositor that attests to, and reports on, the assessment of compliance made by the Servicer and delivered pursuant to the preceding paragraph.  Such attestation shall be in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act;

(iii)

cause each Subservicer and each Subcontractor determined by the Servicer pursuant to Section 8.8(b) to be “participating in the servicing function” within the meaning of Item 1122 of Regulation AB (each such Subcontractor, a “Participating Entity”), to deliver to the Owner, the Master Servicer and any Depositor an assessment of compliance and accountants’ attestation as and when provided in paragraphs (i) and (ii) of this Section 8.7(a); and

(iv)

deliver, and cause each Subservicer and each Participating Entity to deliver, to the Purchaser, any Depositor, the Master Servicer and any other Person that will be responsible for signing the certification (a “Sarbanes Certification”) required by Rules 13a-14(d) and 15d-14(d) under the Exchange Act (pursuant to Section 302 of the Sarbanes-Oxley Act of 2002) on behalf of an asset-backed issuer with respect to a Securitization Transaction a certification, signed by the appropriate officer of such Person, in the form attached hereto as Exhibit D.

The Servicer acknowledges that the parties identified in clause (iv) above may rely on the certification provided by the Servicer pursuant to such clause in signing a Sarbanes Certification and filing such with the Commission.  Neither the Owner nor any Depositor will require delivery of a certification under clause (iv) above unless such Depositor is required under the Exchange Act to file an annual report on Form 10-K with respect to an issuing entity whose asset pool includes Mortgage Loans.

(b)

Each assessment of compliance provided by a Subservicer pursuant to Section 8.7(a)(iii) shall address each of the Servicing Criteria specified on a certification substantially in the form of Exhibit F hereto delivered to the Owner on or prior to the date on which such Subservicer is appointed.  An assessment of compliance provided by a Subcontractor pursuant to Section 8.7(a)(iii) need not address any elements of the Servicing Criteria other than those specified by the Servicer pursuant to Section 8.8(b).

Section 8.8

Use of Subservicers and Subcontractors

The Servicer shall not hire or otherwise utilize the services of any Subservicer to fulfill any of the obligations of the Servicer as servicer under this Agreement or any Reconstitution Agreement unless the Servicer complies with the provisions of paragraph (a) of this Section 8.8.  The Servicer shall not hire or otherwise utilize the services of any Subcontractor, and shall not permit any Subservicer to hire or otherwise utilize the services of any Subcontractor, to fulfill any of the obligations of the Servicer as servicer under this Agreement or any Reconstitution Agreement unless the Servicer complies with the provisions of paragraph (b) of this Section 8.8.

(a)

It shall not be necessary for the Servicer to seek the consent of the Owner, the Master Servicer or any Depositor to the utilization of any Subservicer.  The Servicer shall cause any Subservicer used by the Servicer (or by any Subservicer) for the benefit of the Owner and any Depositor to comply with the provisions of this Section 8.8(a) and with Sections 8.4, 8.5(a), (c) and (d), 8.6, 8.7 and 8.9 of this Agreement to the same extent as if such Subservicer were the Servicer, and to provide the information required with respect to such Subservicer under Section 8.5(b) of this Agreement.  The Servicer shall be responsible for obtaining from each Subservicer and delivering to the Owner and any Depositor any servicer compliance statement required to be delivered by such Subservicer under Section 8.6, any assessment of compliance and attestation required to be delivered by such Subservicer under Section 8.7 and any certification required to be delivered to the Person that will be responsible for signing the Sarbanes Certification under Section 8.7 as and when required to be delivered.

(b)

It shall not be necessary for the Servicer to seek the consent of the Owner, the Master Servicer or any Depositor to the utilization of any Subcontractor.  The Servicer shall promptly upon request provide to the Owner, the Master Servicer and any Depositor (or any designee of such Depositor, such as an administrator) a written description (in form and substance satisfactory to the Owner, the Master Servicer and such Depositor) of the role and function of each Subcontractor utilized by the Servicer or any Subservicer, specifying (i) the identity of each such Subcontractor, (ii) which (if any) of such Subcontractors are Participating Entities, and (iii) which elements of the Servicing Criteria will be addressed in assessments of compliance provided by each Subcontractor identified pursuant to clause (ii) of this paragraph.

As a condition to the utilization of any Subcontractor determined to be “participating in the servicing function” within the meaning of Item 1122 of Regulation AB, the Servicer shall cause any such Subcontractor used by the Servicer (or by any Subservicer) for the benefit of the Owner and any Depositor to comply with the provisions of Sections 8.7 and 8.9 of this Agreement to the same extent as if such Subcontractor were the Servicer.  The Servicer shall be responsible for obtaining from each Subcontractor and delivering to the Owner and any Depositor any assessment of compliance and attestation and the other certifications required to be delivered by such Subcontractor under Section 8.7, in each case as and when required to be delivered.

Section 8.9

Indemnification; Remedies

(a)

With respect to any Securitization Transaction for which Servicer Information is included in a related Disclosure Document, the Servicer, on the one hand, and the Owner and the Depositor, on the other hand, shall execute and deliver an Indemnification Agreement in substantially the form attached as Exhibit E hereto, pursuant to which each such party shall indemnify the other party or parties and each Person who controls any of such parties (within the meaning of Section 15 of the Securities Act) for the matters set forth in such Indemnification Agreement.

(b)

The Servicer shall indemnify and hold harmless each of the Owner, the Master Servicer, each Person, if any, who “controls” the Owner or the Master Servicer within the meaning of the Securities Act of 1933, as amended, and their respective officers, directors and employees (collectively, the “Indemnitees”) against any and all losses, penalties, fines, forfeitures, legal fees and related costs, judgments and any other costs, fees and expenses that such Indemnitee may sustain in direct connection with, or arising out of, third party claims based on, (i) the failure of the Servicer to deliver or cause to be delivered when required any information, report, certification, accountants’ letter or other material when and as required pursuant to Section 8.5(b), (c) or (d), Section 8.6 or Section 8.7 or any failure by the Servicer to identify pursuant to Section 8.8(b) any Subcontractor “participating in the servicing function” within the meaning of Item 1122 of Regulation AB, (ii) any material misstatement or omission in any Sarbanes Certification made in reliance on any material misstatement or omission contained in any officer’s certificate provided pursuant to Section 8.6 or Section 8.7(a)(iv), (iii) any material misstatement or omission contained in the assessment of compliance delivered in accordance with Section 8.7(a)(i), (iv) any material misstatement or omission contained in any information provided by the Servicer, any Subservicer or any Subcontractor pursuant to Section 8.4(b) or Section 8.5(b) or (d), or (v) any breach by the Servicer of a representation or warranty set forth in Section 8.4(a) and made as of a date prior to the Closing Date of the related Securitization Transaction, to the extent that such breach is not cured by such Closing Date.  If the indemnification provided for herein is unavailable or insufficient to hold harmless any Indemnitee, then the Servicer agrees that it shall contribute to the amount paid or payable by the Indemnitee as a result of the losses, claims, damages or liabilities of the Indemnitee arising out of clauses (i), (ii) or (iii) of the preceding sentence in such proportion as is appropriate to reflect the relative fault of the Indemnitee on the one hand and the Servicer on the other.

For purposes of this Section 8.9(b), “third party claims” shall include claims brought against an Indemnitee by any agent or affiliate of such Indemnitee where such claims arise out of, or are based on, (A) the failure of the Servicer to deliver or cause to be delivered when required any information, report, certification, accountants’ letter or other material when and as required pursuant to Section 8.6 or Section 8.7 or any failure by the Servicer to identify pursuant to Section 8.8(b) any Subcontractor “participating in the servicing function” within the meaning of Item 1122 of Regulation AB, (B) any material misstatement or omission in any Sarbanes Certification made in reliance on any material misstatement or omission contained in any officer’s certificate provided pursuant to Section 8.6 or Section 8.7(a)(iv), (C) any material misstatement or omission contained in the assessment of compliance delivered in accordance with Section 8.7(a)(i) or (D) any material misstatement or omission contained in any information provided by the Servicer, any Subservicer or any Subcontractor pursuant to Section 8.4(b) or Section 8.5(b) or (d).

If  the indemnification provided for herein is unavailable or insufficient to hold harmless an Indemnified Party, then the Servicer agrees that it shall contribute to the amount paid or payable by such Indemnified Party as a result of any claims, losses, damages or liabilities incurred by such Indemnified Party in such proportion as is appropriate to reflect the relative fault of such Indemnified Party on the one hand and the Servicer on the other.

In the case of any failure of performance described in clause (i) of this Section 8.9(b), the Servicer shall promptly reimburse the Owner, any Depositor, as applicable, and each Person responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to such Securitization Transaction, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act with respect to such Securitization Transaction, for all costs reasonably incurred by each such party in order to obtain the information, report, certification, accountants’ letter or other material not delivered as required by the Servicer, any Subservicer or any Subcontractor.

This indemnification shall survive the termination of this Agreement or the termination of any party to this Agreement.

(c)

Notwithstanding anything in this Section 8.9 to the contrary, in no event shall the Servicer have any liability any indirect, special or consequential damages, losses, costs or expenses incurred by the Owner or any other party entitled to indemnification or other remedies hereunder.

Section 8.10

Third Party Beneficiary

For purposes of Sections 8.3, 8.4(b), 8.5(b), (c) and (d), 8.6, 8.7, 8.8 and 8.9 and any related provisions, the Master Servicer shall be considered a third-party beneficiary of this Agreement, entitled to all the rights and benefits of the foregoing provisions as if it were a direct party to this Agreement.

(g)

The Original Servicing Agreement is amended by substituting Exhibit D attached hereto for Exhibit D to the Original Servicing Agreement.

(h)

The Original Servicing Agreement is amended by adding the following exhibits:

Exhibit E

Form of Indemnification Agreement

Exhibit F

Servicing Criteria

ARTICLE II

MISCELLANEOUS

Section 2.1

Conditions to Effectiveness

This Amendment shall be effective upon the execution and delivery by both parties of this Amendment.

Section 2.2

Reference to and Effect on the Purchase Agreement and the Servicing Agreement

Each reference in the Servicing Agreement to "this Agreement" or otherwise to the Servicing Agreement shall hereafter be deemed to refer to the Servicing Agreement as amended hereby.  Each reference to the Servicing Agreement in the Purchase Agreement or in any other document or agreement executed in connection therewith or with the Servicing Agreement shall hereafter be deemed to refer to the Servicing Agreement as amended hereby.

Section 2.3

Ratification

The Servicing Agreement, as amended by this Amendment, is hereby ratified and confirmed and shall continue unimpaired and in full force and effect in accordance with the provisions thereof, as amended or modified on or prior to the date hereof and as hereby amended.

Section 2.4

Applicable Law

This Amendment shall be governed by and construed in accordance with the laws of the State of New York (including Section 5-1401 of the New York General Obligations Law) and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws without giving effect to conflict of laws principles other than Section 5-1401 of the New York General Obligations Law.

Section 2.5

Severability

Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment and without affecting the validity or enforceability of such or any other provision in any other jurisdiction.

Section 2.6

Counterparts

This Amendment may be executed simultaneously in counterparts, each of which shall be deemed an original, and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart for each party hereto.

The Servicer and the Owner have caused this Regulation AB Amendment to Servicing Agreement to be executed as of the date set forth above.

SERVICER:

WASHINGTON MUTUAL BANK

a federally chartered savings bank

By:

Name:

Title:

OWNER:

GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.

a Delaware corporation

By:

Name:

Title:

EXHIBIT D

FORM OF ANNUAL CERTIFICATION

Re:

The [

] agreement dated as of [

], 200[ ] (the “Agreement”), among

[IDENTIFY PARTIES]

I, ________________________________, the _____________________ of Washington Mutual Bank (the “Servicer”), certify to [the Owner], [the Depositor], and the [Master Servicer] [Securities Administrator] [Trustee], and their officers, with the knowledge and intent that they will rely upon this certification, that:

(1)

I have reviewed the servicer compliance statement of the Servicer provided in accordance with Item 1123 of Regulation AB (the “Compliance Statement”); the report on assessment of the Servicer’s compliance with the servicing criteria set forth in Item 1122(d) of Regulation AB (the “Servicing Criteria”), provided in accordance with Rules 13a-18 and 15d-18 under Securities Exchange Act of 1934, as amended (the “Exchange Act”) and Item 1122 of Regulation AB (the “Servicing Assessment”); the registered public accounting firm’s attestation report provided in accordance with Rules 13a-18 and 15d-18 under the Exchange Act and Section 1122(b) of Regulation AB (the “Attestation Report”); and all servicing reports, officer’s certificates and other information relating to the servicing of the Mortgage Loans by the Servicer during 200[ ] that were delivered by the Servicer to the [Depositor] [Master Servicer] [Securities Administrator] [Trustee] pursuant to the Agreement (collectively, the “Servicing Information”);

(2)

Based on my knowledge, the Servicing Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading with respect to the period of time covered by the Servicing Information;

(3)

Based on my knowledge, all of the Servicing Information required to be provided by the Servicer under the Agreement has been provided to the [Depositor] [Master Servicer] [Securities Administrator] [Trustee];

(4)

I am responsible for reviewing the activities performed by the Servicer as servicer under the Agreement, and based on my knowledge and the compliance review conducted in preparing the Compliance Statement and except as disclosed in the Compliance Statement, the Servicing Assessment or the Attestation Report, the Servicer has fulfilled its obligations under the Agreement; and

(5)

The Compliance Statement required to be delivered by the Servicer pursuant to the Agreement, and the Servicing Assessment and Attestation Report required to be provided by the Servicer and by each Participating Entity pursuant to the Agreement, have been provided to the [Depositor] [Master Servicer].  Any material instances of noncompliance described in such reports have been disclosed to the [Depositor] [Master Servicer].  Any material instance of noncompliance with the Servicing Criteria has been disclosed in such reports.

Date:

By:

Name:

Title:

EXHIBIT E

FORM OF INDEMNIFICATION AGREEMENT

__________, 200__

[Depositor]

[Owner]

Re:

[Issuer Name], [Title of Securities], Series [____-____], Class [___]

Ladies and Gentlemen:

Reference is hereby made to the [Offering Document] (the “Offering Materials”), dated as of ________, 200_ relating to _____________, Series ____________ (the “Securities”).

[Each of] Washington Mutual Bank [and Washington Mutual Bank fsb] (each, a “Seller” and together, the “Sellers”), severally and not jointly, agrees, upon the terms and subject to the conditions provided herein, to indemnify and hold harmless (i) [Depositor] (the “Depositor”), (ii) [Owner] (the “Owner”), and (iii) each person, if any, who controls the Depositor or the Owner within the meaning of Section 15 of the Securities Act of 1933 (the “1933 Act”) or Section 20 of the Securities Exchange Act of 1934 (the “Exchange Act”) ((i) through (iii) collectively, the “Depositor indemnified party”) against any losses, claims, damages, liabilities or expenses (including, but not limited to, reasonable attorneys’ fees and any and all expenses incurred in investigating, preparing and defending against any claims therefore, and any amounts paid in settlement of any claim or litigation, except as otherwise provided herein), to which such Depositor indemnified party may become subject, under the 1933 Act or otherwise, insofar as such losses, claims, damages, liabilities and expenses arise out of or are based upon (a) any untrue statement of alleged untrue statement of a material fact contained in the information with respect to such Seller attached hereto as Exhibit A (the “Seller Information”) or (b) the omission or alleged omission to state in the Seller Information a material fact required to be stated therein or necessary to make the statements in the Seller Information, in the light of the circumstances under which they were made, not misleading (as of the date thereof), in each case to the extent and only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in strict conformity with the Seller Information furnished by such Seller specifically for use in the Offering Materials as attached hereto as Exhibit A.  Each Seller’s liability under this letter agreement shall be in addition to any other liability such Seller may otherwise have.

Washington Mutual Bank (the “Servicer’) agrees, upon the terms and subject to the conditions provided herein, to indemnify and hold harmless each Depositor indemnified party against any losses, claims, damages, liabilities or expenses (including, but not limited to, reasonable attorneys’ fees and any and all expenses incurred in investigating, preparing and defending against any claims therefore, and any amounts paid in settlement of any claim or litigation, except as otherwise provided herein), to which such Depositor indemnified party may become subject, under the 1933 Act or otherwise, insofar as such losses, claims, damages, liabilities and expenses, arise out of or are based upon (a) any untrue statement or alleged untrue statement of a material fact contained in the information with respect to the Servicer attached hereto as Exhibit B (the “Servicer Information”) or (b) the omission or alleged omission to the state in the Servicer Information a material fact required to be stated therein or necessary to make the statements in the Servicer Information, in the light of the circumstances under which they were made, not misleading (as of the date thereof), in each case to the extent and only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in strict conformity with the Servicer Information furnished by the Servicer specifically for use in the Offering Materials as attached hereto as Exhibit B.  The Servicer’s liability under this letter agreement shall be in addition to any other liability the Servicer may otherwise have.

Each Owner and Depositor, jointly and severally, agree, upon the terms and subject to the conditions provided herein, to indemnify and hold harmless (i) each Seller, (ii) the Servicer and (iii) each person, if any, who controls such Seller or Servicer within the meaning of Section 15 of the 1933 Act or Section 20 of the Exchange Act ((i) through (iii) collectively, the “Seller indemnified party”) against any losses, claims, damages, liabilities or expenses (including, but not limited to, reasonable attorneys’ fees and any and all expenses incurred in investigating, preparing and defending against any claims therefore, and any amounts paid in settlement of any claim or litigation, except as otherwise provided herein), to which such Seller indemnified party may become subject, under the 1933 Act or otherwise, insofar as such losses, claims, damages, liabilities and expenses, arise out of or are based upon (a) any untrue statement or alleged untrue statement of a material fact contained in the Offering Materials or (b) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (as of the date thereof), except to the extent that such untrue statement or alleged untrue statement or omission or alleged omission relates to the Seller Information or the Servicer Information.  Each Owner’s or Depositor’s liability under this letter agreement shall be in addition to any other liability such Owner or Depositor may otherwise have.

With respect to each claim for indemnification made hereunder, the indemnified party shall notify the indemnifying party in writing, giving notice of the nature of the claim, promptly after receipt of a service of a summons or other first legal process that shall have been served upon such indemnified party, but failure to notify the indemnifying party of any such claim shall not relieve the indemnifying party from any liability which it may have to the indemnified party on account of the indemnity contained in this letter agreement, except to the extent that the indemnifying party has been materially prejudiced by such failure.

The indemnifying party will be entitled to participate at its own expense in the defense or, if the indemnifying party so elects, to assume the defense of any suit brought to enforce any such liability (jointly with any other indemnifying party similarly notified), but if the indemnifying party elects to assume the defense, such defense shall be conducted by counsel reasonably satisfactory to the indemnified party.  After notice from the indemnifying party to such indemnified party of its election to so assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under this letter agreement for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation.  In the event the indemnifying party elects to assume the defense of any such suit and retain such counsel, the indemnified party or persons, defendant or defendants in the suit, may retain additional counsel but shall bear the fees and expenses of such counsel unless: (i) the indemnifying party shall have agreed to the retention of such counsel at the expense of the indemnifying party; or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party, and representation of both by the same counsel would be inappropriate due to actual or potential differing interests between them.  In no event shall the indemnifying party be liable, in connection with any proceeding or separate but similar proceedings in the same jurisdiction arising out of the same general allegations or circumstances, for the fees and expenses of more than one counsel (separate from its own counsel) for the indemnified party.

The indemnifying party shall not be liable to indemnify any person for any settlement of any claim effected without the indemnifying party’s written consent or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.  If the indemnifying party assumes the defense of any proceeding, the indemnifying party shall not, without the prior written consent of an indemnified party, which consent will not be unreasonably withheld, effect any settlement of any pending or threatened proceeding in respect of which such indemnified party is or could have been a party and indemnity is or could have been sought hereunder by such indemnified party unless such settlement (i) includes an unconditional release of such indemnified party from all liability on any claims that are the subject of such action and (ii) does not include a statement as to, or an admission of, fault, culpability or failure to act by or on behalf of an indemnified party.

If the indemnification provided for in this letter agreement is determined to be insufficient or unavailable to an indemnified party in respect of any liabilities referred to herein (on the grounds of public policy or otherwise), then the indemnifying party, in lieu of indemnifying the indemnified party, shall contribute to the liabilities and expenses incurred by the indemnified party in such proportion as is appropriate equally to reflect (i) the relative fault and benefits of (a) the indemnifying party on the one hand and (b) the indemnified party on the other hand, in connection with the statements or omissions which resulted in such liabilities (or actions in respect thereof) as well as (ii) any other relevant equitable considerations.  The relative fault of each indemnifying party, on the one hand, and of each indemnified party, on the other, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of material fact or the omission or alleged omission to state a material fact relates to information supplied by, or action within the control of such indemnifying party or such indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.  The indemnifying party and the indemnified party agree that it would not be just and equitable if contribution were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above.

No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

Upon the incurrence of any losses, claims, damages or other liabilities for which a person is entitled to contribution hereunder, the contributor shall reimburse such person entitled to contribution promptly upon establishment by the person entitled to contribution to the contributor of the losses, claims, damages or other liabilities incurred.

Notwithstanding anything to the contrary contained in this letter agreement, in no event shall any Seller or the Servicer have any liability for any indirect, special, punitive or consequential damages, losses, costs or expenses incurred by any Depositor indemnified party or any other party entitled to indemnification or other remedies hereunder.

All demands, notices and other communications to be given hereunder shall be in writing (except as otherwise specifically provided herein) and shall be mailed by registered mail or personally delivered and telecopied to the recipient as follows:

(a)

To the Seller(s):

Washington Mutual Bank

[Washington Mutual Bank fsb]

1201 Third Avenue, WMT 1706A

Seattle, WA 98101

Attention: General Counsel

Facsimile:

(b)

To the Servicer:

Washington Mutual Bank

1201 Third Avenue, WMT 1706A

Seattle, WA 98101

Attention: General Counsel

Facsimile:

(c)

To the Owner:

Attention:

Facsimile:

(d)

To the Depositor:

Attention:

Facsimile:

A party may specify an additional or different address or addresses by writing mailed or delivered to the other parties as aforesaid.  All such notices and other communications shall be effective upon receipt.

This letter agreement shall be governed by and construed in accordance with the laws of the State of New York (without giving effect to the conflict of laws provisions thereof, other than Sections 5-1401 and 5-1402 of the New York General Obligations Law).  This letter agreement may not be assigned by any part) without the express written consent of each other party.  Any assignment made in violation of this letter agreement shall be null and void.  Amendments of this letter agreement shall be in writing signed by each party hereto.  The indemnity and contribution agreements contained in this letter agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of any indemnified party, (ii) the issuance of the Securities or (iii) any termination of this letter agreement.  The parties to this letter agreement may execute this letter agreement in counterparts, and all such counterparts shall constitute one and the same instrument.  In the event that any provision of this letter agreement shall be held invalid or unenforceable by any court of competent jurisdiction, the parties hereto agree that such holding shall not invalidate or render unenforceable any other provision hereof.  The parties hereto further agree that the holding by any court of competent jurisdiction that any remedy pursued by any party hereto is unavailable or unenforceable shall not affect in any way the ability of such party to pursue any other remedy available to it.

No recourse under this letter agreement shall be had against, and no personal liability shall attach to, any officer, employee, director, affiliate or shareholder of any party hereto, as such, by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute or otherwise in respect hereof it being expressly agreed and understood that this letter agreement is solely a corporate obligation of each party hereto, and that any and all personal liability, either at common law or in equity, or by statute or constitution, of every such officer, employee, director, affiliate or shareholder for breaches of any party hereto of any obligations hereunder is hereby expressly waived as a condition of and in consideration for the execution and delivery of this letter agreement.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

Please signify your acceptance of this letter agreement by signing below and returning to the undersigned.  This letter agreement shall be effective as of the date first stated above upon delivery of written acceptance by all parties hereto.

Very truly yours,

WASHINGTON MUTUAL BANK

a federally chartered savings bank

By:

Name:

Title:

[WASHINGTON MUTUAL BANK fsb

a federally chartered savings bank

By:

Name:

Title:

Agreed and Accepted,

[OWNER]

a ___________________________

By:

Name:

Title:

[DEPOSITOR]

a ___________________________

By:

Name:

Title:

Exhibit A

SELLER INFORMATION

Exhibit B

SERVICER INFORMATION

EXHIBIT F

SERVICING CRITERIA

The assessment of compliance to be delivered by [the Servicer] [Name of Subservicer] shall address the criteria identified as below as “Applicable Servicing Criteria”:

Servicing Criteria		Applicable Servicing Criteria
Reference	Criteria
General Servicing Considerations
	Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.	X
1122(d)(1)(i)
1122(d)(1)(ii)	If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party’s performance and compliance with such servicing activities.	X
1122(d)(1)(iii)	Any requirements in the transaction agreements to maintain a back-up servicer for the mortgage loans are maintained.
1122(d)(1)(iv)

A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.

X
Cash Collection and Administration
1122(d)(2)(i)

Payments on mortgage loans are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.

X
1122(d)(2)(ii)	Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.	X
1122(d)(2)(iii)

Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.

X
1122(d)(2)(iv)

The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.

X
1122(d)(2)(v)

Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements.  For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange Act.

X
1122(d)(2)(vi)	Unissued checks are safeguarded so as to prevent unauthorized access.	X
1122(d)(2)(vii)

Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts.  These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items.  These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.

X
Investor Remittances and Reporting
1122(d)(3)(i)

Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements.   Specifically, such reports (A) are prepared in accordance with timeframes and other terms  set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors’ or the trustee’s records as to the total unpaid principal balance and number of mortgage loans serviced by the Servicer.

X
1122(d)(3)(ii)	Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.	X
1122(d)(3)(iii)	Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreements.	X
1122(d)(3)(iv)	Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.	X
Pool Asset Administration
1122(d)(4)(i)	Collateral or security on mortgage loans is maintained as required by the transaction agreements or related mortgage loan documents.	X
1122(d)(4)(ii)	Mortgage loan and related documents are safeguarded as required by the transaction agreements	X
1122(d)(4)(iii)	Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.	X
1122(d)(4)(iv)

Payments on mortgage loans, including any payoffs, made in accordance with the related mortgage loan documents are posted to the Servicer’s obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related mortgage loan documents.

X
1122(d)(4)(v)	The Servicer’s records regarding the mortgage loans agree with the Servicer’s records with respect to an obligor’s unpaid principal balance.	X
1122(d)(4)(vi)

Changes with respect to the terms or status of an obligor’s mortgage loans (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.

X
1122(d)(4)(vii)

Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.

X
1122(d)(4)(viii)

Records documenting collection efforts are maintained during the period a mortgage loan is delinquent in accordance with the transaction agreements.  Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity’s activities in monitoring delinquent mortgage loans including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).

X
1122(d)(4)(ix)	Adjustments to interest rates or rates of return for mortgage loans with variable rates are computed based on the related mortgage loan documents.	X
1122(d)(4)(x)

Regarding any funds held in trust for an obligor (such as escrow accounts):  (A) such funds are analyzed, in accordance with the obligor’s mortgage loan documents, on at least an annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable mortgage loan documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related mortgage loans, or such other number of days specified in the transaction agreements.

X
1122(d)(4)(xi)

Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.

X
1122(d)(4)(xii)

Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the servicer’s funds and not charged to the obligor, unless the late payment was due to the obligor’s error or omission.

X
1122(d)(4)(xiii)

Disbursements made on behalf of an obligor are posted within two business days to the obligor’s records maintained by the servicer, or such other number of days specified in the transaction agreements.

X
1122(d)(4)(xiv)	Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the transaction agreements.	X
1122(d)(4)(xv)	Any external enhancement or other support, identified in Item 1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.

[WASHINGTON MUTUAL BANK]

[NAME OF SUBSERVICER]

Date:

By:

Name:

Title:

ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

THIS ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT (the “Agreement”), dated as of June 23, 2006 (the “Closing Date”), is among Greenwich Capital Financial Products, Inc. (“Assignor”), Washington Mutual Bank (formerly known as Washington Mutual Bank, FA), a savings bank organized under the laws of the United States (the “Seller” and the “Servicer”), and Thornburg Mortgage Home Loans, Inc. (“Assignee”).

WHEREAS, the Assignor, the Washington Mutual Bank, Washington Mutual Bank, FA and Washington Mutual Bank fsb entered into that certain Mortgage Loan Purchase and Sale Agreement, dated as of June 1, 2004, as modified by the Regulation AB Amendment to the Mortgage Loan Purchase and Sale Agreement, dated as of June 1, 2006 (the “Purchase Agreement”), and the related Term Sheet, dated June 11, 2004 (the “Term Sheet”), and the Assignor and the Servicer entered into that certain Servicing Agreement, dated as of June 1, 2004, as modified by the Regulation AB Amendment to the Servicing Agreement, dated as of June 1, 2006 (the “Servicing Agreement” and, collectively, with the Purchase Agreement and the Term Sheet, the “Master Agreement”) copies of which are attached hereto as Exhibit A;

WHEREAS, pursuant to the terms of the Term Sheet and the Purchase Agreement, the Sellers sold to the Assignor certain mortgage loans.

WHEREAS, Assignor wishes to assign to Assignee all of its right, title, interest and obligations under the Master Agreement with respect to certain mortgage loans specified in the Mortgage Loan Schedule attached hereto as Exhibit B (the “Mortgage Loans”), and Assignee wishes to assume all of Assignor’s right, title and interest in and to such Mortgage Loans as provided in the Master Agreement.

NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1.

The Assignor hereby grants, transfers and assigns to Assignee all of the right, title, interest and obligations of Assignor, as Purchaser, in, to and under the Master Agreement solely with respect to, and to the extent of, the Mortgage Loans.  Assignor specifically reserves and does not assign to Assignee any right, title and interest in, to or under any mortgage loans subject to the Master Agreement other than those set forth on Exhibit B.

2.

On the Closing Date, the Assignee shall pay to Assignor the purchase price set forth in the related commitment letter agreement, dated May 15, 2006, between Assignee and Assignor, the terms of which are incorporated herein by reference (the “Commitment Letter”), by wire transfer of immediately available funds to the account specified by Assignor.  Assignee shall be entitled to all scheduled payments due on the Mortgage Loans after the Cut-Off Date of June 1, 2006 (the “Cut-Off Date”), and all unscheduled payments or other proceeds or other recoveries on the Mortgage Loans received on and after the Cut-Off Date (provided, however, that all scheduled payments due on or before the Cut-Off Date shall belong to the Assignor).

3.

The Servicer represents, warrants and covenants that the Master Agreement provided to the Assignee and attached hereto as Exhibit A is a true, complete and accurate copy of the Master Agreement; the Master Agreement is in full force and effect as of the date hereof; and the Assignor and the Servicer represent, warrant and covenant that, with respect to the Mortgage Loans, its provisions have not been waived, amended (except as disclosed to the Assignee) or modified in any respect except as contemplated herein, nor has any notice of termination been given thereunder.  As of the date hereof, neither the Assignor nor the Servicer is in default under the Master Agreement.

4.

The Assignor represents, warrants and covenants that:

(a)

The Assignor is a is a Delaware corporation, duly organized, validly existing and in good standing under the laws of the state of Delaware, and has all licenses necessary to carry on its business as now being conducted;

(b)

The Assignor has corporate power and authority to enter into, execute, and deliver this Agreement, and all documents and certificates hereunder, and to perform its obligations in accordance herewith; the execution, delivery, and performance of this Agreement by the Assignor and the consummation of the transactions contemplated hereby have been duly and validly authorized; this Agreement evidences the valid, binding, and enforceable obligation of the Assignor; and all requisite corporate action has been taken by the Assignor to make this Agreement valid and binding upon the Assignor in accordance with its terms;

(c)

No consent, approval, authorization, or order of any court or governmental agency or body relating to the transactions contemplated by this Agreement is required or, if required, such consent, approval, authorization, or order has been or will, prior to the Closing Date, be obtained;

(d)

The consummation of the transactions contemplated by this Agreement and the fulfillment of or compliance with the terms and conditions of this Agreement are in the ordinary course of business of the Assignor and will not result in the breach of any term or provision of the articles of incorporation or bylaws of the Assignor or result in the breach of any term or provision of, or conflict with or constitute a default under, or result in the acceleration of any obligation under, any agreement, indenture, loan, or credit agreement, or other instrument to which the Assignor or its property is subject, or result in the violation of any law, rule, regulation, order, judgment, or decree to which the Assignor or its property is subject;

(e)

There is no action, suit, proceeding, or investigation pending or threatened against the Assignor which, either in any one instance or in the aggregate, is, in the Assignor’s judgment, likely to result in any material impairment of the right or ability of the Assignor to carry on its business substantially as now conducted, result in any material liability or any material adverse change in the financial condition of the Assignor or which would draw into question the validity of this Agreement or of any action taken or to be taken in connection with the obligations of the Assignor contemplated herein or which would be likely to impair materially the ability of the Assignor to perform its obligations hereunder;

(f)

The Assignor has not dealt with any broker, investment banker, agent, or other person who may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans;

(g)

Neither Assignor nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Mortgage Loans or any interest in the Mortgage Loans, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Mortgage Loans, or any interest in the Mortgage Loans or otherwise approached or negotiated with respect to the Mortgage Loans, or any interest in the Mortgage Loans with any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action which would constitute a distribution of the Mortgage Loans under the Securities Act of 1933, as amended (the “1933 Act”) or which would render the disposition of the Mortgage Loans a violation of Section 5 of the 1933 Act or require registration pursuant thereto; provided that, the foregoing in not intended to suggest that the Mortgage Loans would be deemed to be securities within the meaning of the 1933 Act; and

(h)

With respect to each Mortgage Loan:

(i)

To the best of the Assignor’s knowledge, there have been no changes in circumstances or other occurrences between the date that the Assignor acquired such Mortgage Loan from the Seller pursuant to the Purchase Agreement and the date of this Agreement, that would make the representations and warranties as to such Mortgage Loan which are contained in Section 3.1 of the Purchase Agreement untrue or incorrect in any material respect as of the date hereof.  No Mortgage Loan has been 30 days late in the payment of principal and interest more than one time in the twelve months prior to the Cut-Off Date.  No Mortgage Loan is a Streamlined Mortgage Loan, fixed rate or balloon loan;

(ii)

The Assignor is the lawful owner of the Mortgage Loan with the full right to transfer the Mortgage Loan free from any and all claims and encumbrances whatsoever.  Upon the transfer of the Mortgage Loan to the Assignee pursuant to this Agreement, the Assignor will have taken all actions necessary on its part to convey to the Assignee, at such transfer, good title to the Mortgage Loans; and

(iii)

The information with respect to the Mortgage Loans set forth on the Mortgage Loan Schedule attached hereto as Exhibit B (the “Information”) is true and correct in all material respects.

The Assignor agrees that, in the event of a breach of the representations or warranties contained in subparagraphs (i), (ii) or (iii) of this paragraph (h) (notwithstanding that representation (i) is made to the best of Assignor’s knowledge) which materially and adversely affects the value of one or more Mortgage Loans or which materially and adversely affects the interests of the Assignee in one or more Mortgage Loans, the Assignor shall repurchase such Mortgage Loan(s) at a repurchase price equal to the sum of (i) the unpaid principal balance of the Mortgage Loan(s) as of the date of repurchase, plus (ii) accrued and unpaid interest on the Mortgage Loan(s) at the net mortgage interest rate to the date of repurchase.

Additionally, the Assignor acknowledges that the Mortgage Loans will be sold to Greenwich Capital Acceptance, Inc., which will in turn sell them to Zuni Mortgage Loan Trust 2006-OA1 (the “Trust”), and the Trust will issue its Mortgage Loan Pass-Through Certificates, Series 2006-OA1 (the “Certificates”) which will be backed, in part, by the Mortgage Loans.  The Trust intends to offer certain of the Certificates publicly pursuant to a Preliminary Prospectus Supplement and a Prospectus Supplement, and certain of the Certificates privately, pursuant to a Private Placement Memorandum (collectively, the “Offering Documents”).  Assignor further acknowledges that the Information (as defined in the representation or warranty contained in subparagraph (iii) of this paragraph (h)) will be used in the disclosure concerning the Mortgage Loans in the Offering Documents.  Assignor hereby agrees to indemnify and hold harmless Assignee and each of its directors, each of its officers, and each person who controls Assignee, against any and all losses, claims, damages or liabilities, joint or several, as incurred, to which they may become subject in connection with any untrue statement or alleged untrue statement of material fact contained in the Offering Documents in so far as such untrue statement or, alleged untrue statement, arises out of, is based upon or was caused by any untrue statement of material fact contained in the Information, and agrees to reimburse each such indemnified party for any legal or other expenses reasonably incurred by it, or him, as and when incurred, in connection with the investigation or defending any such loss, claim, damage, liability or action.

5.

The Assignee represents, warrants and covenants that:

(a)

The Assignee is a Delaware corporation, duly organized, validly existing and in good standing under the laws of the state of Delaware, and has all requisite power and authority to acquire, own and purchase the Mortgage Loans;

(b)

The Assignee has full power and authority to execute, deliver and perform under this Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Agreement is in the ordinary course of the Assignee’s business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of the Assignee’s articles of incorporation or by-laws, or any legal restriction, or any material agreement or instrument to which the Assignee is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Assignee or its property is subject.  The execution, delivery and performance by the Assignee of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action of the Assignee. This Agreement has been duly executed and delivered by the Assignee and constitutes the valid and legally binding obligation of the Assignee enforceable against the Assignee in accordance with its terms, except as enforceability thereof may be limited by bankruptcy, insolvency, or reorganization or other similar laws now or hereinafter in effect relating to creditor’s rights generally and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or in law;

(c)

No material consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by the Assignee in connection with the execution, delivery or performance by the Assignee of this Agreement, or the consummation by it of the transaction contemplated hereby;

(d)

There is no action, suit, proceeding, investigation or litigation pending or, to the Assignee’s knowledge, threatened, which either in any instance or in the aggregate, if determined adversely to the Assignee, would adversely affect the Assignee’s execution or delivery of, or the enforceability of, this Agreement, or the Assignee’s ability to perform its obligations under this Agreement; and

(e)

From and after the Closing Date, the Assignee agrees to be bound, as Purchaser, by the covenants, conditions and obligations of the Master Agreement with respect to the Mortgage Loans listed on Exhibit B; provided, however, the Assignor’s obligations as Purchaser under the Master Agreement that arise prior to the Closing Date with respect to the Mortgage Loans listed on Exhibit B shall be retained by the Assignor.

6.

The Servicer represents, warrants and covenants to the Assignee that:

(a)

All of the representations and warranties of the Servicer set forth in Section 5.7 of the Servicing Agreement are true and correct as of the date hereof;

(b)

The Servicer has complied in all material respects with its obligations to service the Mortgage Loans in accordance with the terms of the Servicing Agreement;

(c)

No offsets, counterclaims or other defenses are available to the Servicer with respect to the Servicing Agreement or the Mortgage Loans;

(d)

The Servicer has no knowledge of, and has not received notice of, any waivers under or amendments (except as disclosed to the Assignee) or other modifications of, or assignments of rights or obligations under or defaults under, the Servicing Agreement; and

(e)

The delinquency history for the past two years for the Mortgage Loans set forth on Exhibit C attached hereto is true and accurate in all material respects.

7.

From and after the Closing Date, (a) the Servicer acknowledges and agrees that with respect to the Mortgage Loans, the Assignee is entitled to all rights and benefits of the Assignor as the “Purchaser” under the Master Agreement and (b) the Servicer hereby agrees to service the Mortgage Loans for the Assignee under the terms and conditions stated in the Servicing Agreement.  The Servicer and the Assignee agree that the first remittance date on which payment will be made to the Assignee with respect to the Mortgage Loans will be July 18, 2006.

8.

From and after the date hereof, the Assignee shall recognize the Seller and the Servicer as the seller and servicer of the Mortgage Loans, and shall look solely to such entity for performance of the obligations of the seller and servicer under the Master Agreement with respect to the Mortgage Loans; provided, however, that nothing contained herein shall be deemed to limit the obligations of the Assignor to the Assignee under this Agreement.

9.

The Seller, the Servicer, the Assignor and the Assignee hereby acknowledge and agree that, effective as of the date hereof, with respect to the Mortgage Loans, the Purchase Agreement is hereby amended as follows:

(i)

The definition of “Appraised Value” in Article 1 (Definitions) is amended by inserting the words “unless otherwise required under applicable law” after the words “lesser of” on the first line.

(ii)

Reserved.

(iii)

There is hereby added to Article I (Definitions) the following new definitions:

“Negative Amortization:  With respect to each Negative Amortization Loan, that portion of interest accrued at the Mortgage Interest Rate in any month which exceeds the Monthly Payment on the related Mortgage Loan for such month and which, pursuant to the terms of the Note, is added to the principal balance of the Mortgage Loan.”

“Negative Amortization Loan:  Each Loan that is identified on the Mortgage Loan Schedule as a Mortgage Loan that may be subject to Negative Amortization.”

(iv)

Insert “(including any Negative Amortization which may arise thereunder)” after the word “Mortgage” on the second line of Section 3.1(c)

(v)

Reserved.

(vi)

Insert “including, if the Mortgage Loan provides for Negative Amortization, the maximum amount of Negative Amortization in accordance with the Mortgage” after the words, “Mortgage Loan” on the tenth line of Section 3.1(q).

(vii)

Reserved.

(viii)

Insert the following sentence “The consolidated principal amount does not exceed the original principal amount of the Mortgage Loan plus any Negative Amortization” after the third sentence of Section 3.1(p).

(ix)

The following sentence is added to the end of Section 3.1(gg):

Such Mortgage Loan is not a "High Cost Loan" or "Covered Loan" (as such terms are defined in the Standard & Poor’s LEVELS® Glossary in effect on the related Closing Date ), to the extent applicable to the originating lender under the governing state or local law or regulation and, if such Mortgage Loan was originated on or after October 1, 2002 and before March 7, 2003, such Mortgage Loan is not governed by the Georgia Fair Lending Act.

(x)

Insert the following as a new representation (vv) at the end of Section 3.1.

Negative Amortization Loan.  With respect to each Negative Amortization Loan, the related Mortgage Note: (i) requires a Monthly Payment which is sufficient to fully amortize the outstanding principal balance in accordance with the terms of the related Mortgage Note and (ii) the Monthly Payment shall adjust in accordance with the terms of the related Mortgage Note;

10.

Notices with respect to the Mortgage Loans shall be delivered in accordance with the Master Agreement, at:

If to Assignor:

Greenwich Capital Financial Products, Inc.

600 Steamboat Road

Greenwich, CT  06830

Attention:

Mortgage Finance; Structured Transactions

Facsimile:

203-422-4718

If to Servicer:

Washington Mutual Bank

11200 W. Parkland Ave.

Milwaukee, Wisconsin 53224

Attention:

 Vice President of Investor Reporting

Facsimile:

  (414) 359-5327

If to Assignee:

Thornburg Mortgage Home Loans, Inc.

150 Washington Avenue

Santa Fe, New Mexico 87501

Attention: Deborah Burns, Vice President

Facsimile:

505-954-3815

11.

Reserved.

12.

This Agreement shall be construed in accordance with the substantive laws of the State of New York (without regard to conflict of laws principles) and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws, except to the extent preempted by federal law.

13.

This Agreement shall inure to the benefit of the successors and assigns of the parties hereto.  Any entity into which the Seller, the Servicer, the Assignor or the Assignee may be merged or consolidated shall, without the requirement for any further writing, be deemed the Seller, the Servicer, the Assignor or the Assignee, respectively, hereunder.

14.

No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

15.

This Agreement shall survive the conveyance of the Mortgage Loans, the assignment of the Master Agreement to the extent of the Mortgage Loans by the Assignor to the Assignee, and the termination of the Master Agreement.

16.

This Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute and be one and the same instrument.

[SIGNATURE PAGE TO FOLLOW]

IN WITNESS WHEREOF, the parties have caused this Assignment, Assumption and Recognition Agreement to be executed by their duly authorized officers as of the date first above written.

WASHINGTON MUTUAL BANK

As Seller and Servicer

By:

Name:

Title:

GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.

As Assignor

By:

Name:

Title:

THORNBURG MORTGAGE HOME LOANS, INC.

As Assignee

By:

Name:

Title:

EXHIBIT A

MASTER AGREEMENT

(ATTACHED)

EXHIBIT B

MORTGAGE LOAN SCHEDULE

(ATTACHED)

EXHIBIT C

DELINQUENCY HISTORY

(ATTACHED)